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                                                                   EXHIBIT 10.17

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                         CERTIFICATE PURCHASE AGREEMENT

                                      among

                             PIER 1 FUNDING, L.L.C.,

                                  as Transferor

                          PIER 1 IMPORTS (U.S.), INC.,

                                   as Servicer

                       the Class A Purchasers named herein

                                       and

                   MORGAN GUARANTY TRUST COMPANY OF NEW YORK,

                             as Administrative Agent

                          dated as of September 4, 2000

                     PIER 1 IMPORTS CREDIT CARD MASTER TRUST

                                  Series 2001-1


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                  CERTIFICATE PURCHASE AGREEMENT, dated as of September 4, 2000, among PIER 1 FUNDING, L.L.C., a Delaware limited liability company ("Funding"), as seller (in such capacity, the "Transferor"), PIER 1 IMPORTS (U.S.), INC. ("Pier 1"), as servicer (in such capacity, the "Servicer"), each of the financial institutions that is a signatory to this Agreement (as hereinafter defined) or an Assignment Agreement (as hereinafter defined) as a Class A Purchaser (as hereinafter defined) and MORGAN GUARANTY TRUST COMPANY OF NEW
YORK, as Administrative Agent for the Class A Purchasers (in such capacity, together with its successors in such capacity, the "Administrative Agent").


                                  WITNESSETH:

                  WHEREAS, the Transferor, the Servicer and Wells Fargo Bank Minnesota, National Association, a national banking association, as trustee (together with its successors and assigns, (the "Trustee") have entered into a Pooling and Servicing Agreement, dated as of February 12, 1997 (as the same may from time to time be amended, modified or otherwise supplemented, (the "Pooling and Servicing Agreement"), for the Pier 1 Imports Credit Card Master Trust (the "Trust"), and the Series 2001-1 Supplement, dated as of September 4, 2000, to the Pooling and Servicing Agreement (the "Supplement");

                  WHEREAS, the Trust proposes to issue and sell pursuant to the Supplement and the Pooling and Servicing Agreement the Series of Investor Certificates referred to in the Supplement as Series 2001-1, which Series of Investor Certificates shall consist of two classes of certificated interests in the Trust (the "Series 2001-1 Certificates") to be designated as the Class A Variable Funding Asset-Backed Certificates, Series 2001-1 (the "Class A Certificates"), and the Class B Variable Funding Asset-Backed Certificates, Series 2001-1 (the "Class B Certificates");

                  WHEREAS, the Class A Purchasers are willing to purchase the Class A Certificates on the Closing Date and from time to time thereafter to purchase Additional Investor Class A Invested Amounts (as defined in the Supplement) on the terms and conditions provided for herein;

                  NOW, THEREFORE, in consideration of the mutual covenants herein contained, and other good and valuable consideration, the receipt and adequacy of which are hereby expressly acknowledged, the parties hereto agree as follows:

                                    ARTICLE I
                                   Definitions

                  SECTION 1.01. Defined Terms. Unless otherwise defined herein, all terms used herein which are defined in the Pooling and Servicing Agreement or the Supplement shall have the meanings assigned thereto in the Pooling and Servicing Agreement or the Supplement, as the case may be, and the following terms shall have the following meanings:

                  "Act" shall mean the Securities Act of 1933, as amended.

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                  "Adjusted Commitment" shall mean on any date of determination, with respect to a Committed Investor, such Committed Investor's Commitment minus the aggregate outstanding principal amount of its Support Advances (if any) to the Structured Investor.

                  "Adjusted Eurodollar Rate" shall mean, for any Interest Accrual Period or portion thereof, a rate per annum (rounded upwards, if necessary, to the nearest 1/16th of 1%) equivalent to the rate determined pursuant to the following formula:


         Adjusted Eurodollar Rate  =           LIBOR Rate
                                        ---------------------------------------
                                          1-LIBOR Reserve Percentage

on the first day of such Interest Accrual Period.

                  "Agreement" shall mean this Certificate Purchase Agreement (including the Supplemental Fee Letter referred to herein), as amended, supplemented or otherwise modified from time to time.

                  "Alternative Rate" shall mean, with respect to any Class A Purchaser for any Interest Accrual Period and subject to the provisions of
Section 2.06, an interest rate per annum equal to 1.00% per annum above the Adjusted Eurodollar Rate for such Interest Accrual Period; provided, however, that:

                  (a) if the Alternative Rate becomes applicable with respect to such Class A Purchaser and any portion of such Class A Purchaser's Percentage Interest of the Class A Investor Principal Balance without at least three Business Days' prior notice, then the Alternative Rate for such Class A Purchaser for such portion of its Percentage Interest of in the Class A Investor Principal Balance for each day prior to the third Business Day following the date of such notice on which the Alternative Rate is so applicable, shall be the Prime Rate or such other rate as may be agreed between the Transferor and the Administrative Agent, on behalf of such Class A Purchaser;

                  (b) if the aggregate portion of such Class A Purchaser's Percentage Interest of the Class A Investor Principal Balance on any day to be funded at the Alternative Rate is less than $1,000,000, then the Alternative Rate for such Class A Purchaser for such day shall be the Prime Rate or such other rate as may be agreed between the Transferor and the Administrative Agent, on behalf of such Class A Purchaser;

                  (c) following the occurrence and during the continuance of a Pay Out Event, the Alternative Rate shall be the Risk Rate.


                  "APFC" shall mean Asset Portfolio Funding Corporation, a Delaware corporation.

                  "Assignee" has the meaning specified in subsection 7.09(c) of this Agreement.

                  "Assignment" has the meaning specified in subsection 7.09(c) of this Agreement.

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                  "Assignment Agreement" has the meaning specified in subsection
7.09(c) of this Agreement.

                  "Administrative Agent" has the meaning specified in the preamble to this Agreement.

                  "Breakage Costs" shall mean with respect to any Distribution Date, amounts to be included in Class A Monthly Interest and Fees for such Distribution Date pursuant to subsection 2.03(c) of this Agreement.

                  "Certificate Rate Determination Date" shall mean, for any Interest Accrual Period, the fifth Business Day following the last day of such Interest Accrual Period; provided that the Certificate Rate Determination Date for the last Interest Accrual Period shall be the last day of such Interest Accrual Period.

                  "Class A Certificates" has the meaning specified in the recitals to this Agreement.

                  "Class A Certificateholder" shall mean, at a particular date, the Person designated as such pursuant to Section 7.02 of this Agreement on such date.

                  "Class A Facility Fee" has the meaning specified in subsection 2.03(e) of this Agreement.

                  "Class A Facility Fee Rate" has the meaning specified in the Supplemental Fee Letter.

                  "Class A Increased Costs" shall mean any amounts payable by the Trust (determined without regard to limitations on the sources of payment thereof) pursuant to this Agreement, other than Class A Monthly Interest and Fees and the Class A Investor Principal Balance.

                  "Class A Investor Principal Balance" shall mean, with respect to any date, an amount equal to the excess of (a) the sum of the Class A Initial Invested Amount plus the aggregate principal amount of any Additional Class A Invested Amount purchased by Class A Purchasers on or prior to such date over
(b) the aggregate amount of any principal payments made to Class A Purchasers pursuant to the Supplement prior to such date.

                  "Class A Monthly Interest and Fees" shall mean, for any Interest Accrual Period, the sum of (i) interest on the Class A Investor Principal Balance for such Interest Accrual Period computed pursuant to subsection 2.03(a) or 2.03(b), plus (ii) the Class A Utilization Fee payable pursuant to subsection 2.03(d) with respect to such Interest Accrual Period, plus (iii) the Class A Facility Fee payable pursuant to subsection 2.03(e) with respect to such Interest Accrual Period, plus (iv) Breakage Costs for the Distribution Date immediately following such Interest Accrual Period.

                  "Class A Projected Monthly Interest and Fees" shall mean, for any date of determination for any Monthly Period, the sum of (i) one-twelfth of the product of the Class A Purchase Limitand the Prime Rate as in effect on the first day of such Monthly Period, plus (ii)

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one-twelfth of the product of the Class A Purchase Limit and the Class A
Utilization Fee Rate, plus (iii) one-twelfth of the product of the Class A Purchase Limit and the Class A Facility Fee Rate, plus (iv) the aggregate of the Investor Default Amounts for each theretofore elapsed day in such Monthly Period.

                  "Class A Purchase Limit" shall mean initially $100,000,000 and thereafter, on any date of determination, the aggregate Commitments of the Committed Investors in effect on such date.

                  "Class A Purchasers" shall mean, collectively, the Structured Investor and the Committed Investors.

                  "Class A Utilization Fee" has the meaning specified in subsection 2.03(d) of this Agreement.

                  "Class A Utilization Fee Rate" has the meaning specified in the Supplemental Fee Letter.

                  "Closing Date" shall mean September 4, 2000.

                  "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

                  "Commercial Paper Notes" shall mean, with respect to the Structured Investor, the short-term promissory notes issued by the Structured Investor which are allocated by the Structured Investor in whole or in part as its funding for its Percentage Interest of the Class A Investor Principal Balance hereunder.

                  "Commercial Paper Rate" shall mean, for any day to the extent the Structured Investor funds its Percentage Interest of the Class A Investor Principal Balance hereunder on such day with outstanding Commercial Paper Notes, the rate (or if more than one rate, the weighted average of the rates) per annum at which such Commercial Paper Notes were sold by any placement agent or commercial paper dealer selected by or on behalf of the Structured Investor, as agreed between each such agent or dealer and the Structured Investor, giving effect to all related dealer or placement agent fees and commissions and adjusted to reflect the cost, if any, of capitalizing interest for any period; provided that if the rate (or rates) as agreed between any such agent or dealer and the Structured Investor is a discount rate (or rates), then such rate shall be the rate (or if more than one rate, the weighted average of the rates) resulting from converting such discount rate (or rates) to an interest-bearing equivalent rate per annum.

                  "Commitment" shall mean, for any Committed Investor, the maximum amount of such Committed Investor's commitment to purchase a portion of the Class A Invested Amount, as set forth opposite such Committed Investor's name on the signature pages hereto or in the Assignment Agreement by which such Committed Investor became a party to this Agreement or assumed the Commitment (or a portion thereof) of another Committed Investor, as such amount may be adjusted from time to time (i) pursuant to Assignment Agreement(s) executed by such Committed Investor and its Assignee(s) and delivered pursuant to Section
7.09 of this Agreement or (ii) pursuant to Section 2.11 of this Agreement. In the event that a Class A Purchaser is a

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Committed Investor with respect to any purchase made by the Structured Investor and has purchased any portion of the Class A Invested Amount pursuant to an Assignment from the Structured Investor, such Class A Purchaser shall be deemed to hold a separate Commitment hereunder in respect of such purchase.

                  "Commitment Expiration Date" shall mean, for each Committed Investor, September 3, 2002, as such date may be extended with respect to such Committed Investor from time to time in accordance with Section 2.11 of this Agreement.

                  "Committed Investor" shall mean any party hereto which is designated as a Committed Investor opposite its signature to this Agreement or in the Assignment Agreement pursuant to which it became a party to this Agreement; and any Assignee of such Committed Investor to the extent of the portion of such Commitment assumed by such Assignee pursuant to its respective Assignment Agreement.

                  "Consented Investor" shall mean MGT, DFC, APFC, each Consented Support Party (if it becomes a Class A Purchaser hereunder) and each other Class A Purchaser to whose Assignment the Transferor has consented pursuant to subsection 7.09(c).

                  "Consented Participant" shall mean MGT, DFC, APFC, and each Consented Support Party (if it becomes a Participant) and each other Participant to whose participation the Transferor has consented pursuant to subsection 7.09(e).

                  "Consented Support Party" shall mean MGT, each Committed Investor and each Support Party consented to by the Transferor.

                  "Delaware Funding Corporation" or "DFC" shall mean Delaware Funding Corporation, a Delaware corporation.

                  "Dollars" and "$" shall mean the lawful currency of the United States of America.

                  "Downgraded Investor" has the meaning specified in subsection 7.09(i) of this Agreement.

                  "Excess Spread Percentage" shall mean, for any Monthly Period, the excess, if any, of the Portfolio Yield for such Monthly Period over the Base Rate for such Monthly Period.

                  "GAAP" shall mean generally accepted accounting principles as in effect in the United States.

                  "Increase Date" shall mean each day prior to (and excluding) the Purchase Termination Date on which the Class A Purchasers acquire Additional Class A Invested Amounts pursuant to subsection 6.15 of Article VI under Section
1.10 of the Supplement and this Agreement.

                  "Increase Notice" has the meaning specified in subsection 2.01(c) of this Agreement.
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                  "Indemnitee" has the meaning specified in subsection 2.10(a)
of this Agreement.

                  "Interest Accrual Period" has the meaning specified in the Supplement.

                  "Investing Office" shall mean initially, the office of the initial Class A Purchaser and any Assignee designated as such, in the case of the initial Class A Purchasers, opposite to its signature to this Agreement, and, in the case of any Assignee, in the related Assignment Agreement; thereafter, such other office of the Class A Purchaser or such Assignee which shall be holding an interest in the Class A Invested Amount.

                  "Investment Letter" has the meaning specified in subsection 7.09(a) of this Agreement.

                  "LIBOR Rate" shall mean, (i) with respect to the initial Interest Accrual Period, 3.58375% per annum and (ii) with respect to any subsequent Interest Accrual Period or portion thereof, the rate per annum shown on Telerate page 3750 of the Bridge Telerate Market Report or any successor page as the composite offered rate for London interbank deposits for a period equal to such Interest Accrual Period (or portion) thereof, as shown under the heading "USD" as of 11:00 a.m. (London time) two London Business Days prior to the first day of such Interest Accrual Period; provided that in the event no such rate is shown, the LIBOR Rate shall be the rate per annum (rounded upwards, if necessary, to the nearest 1/16th of one percent) based on the rates at which Dollar deposits for a period equal to such Interest Accrual Period (or portion thereof) are displayed on page "LIBOR" of the Reuters Monitor Money Rates Service or such other page as may replace the LIBOR page on that service for the purpose of displaying London interbank offered rates of major banks as of 11:00 a.m. (London time) two London Business Days prior to the first day of such Interest Accrual Period (it being understood that if at least two such rates appear on such page, the rate will be the arithmetic mean of such displayed rates); provided further that in the event fewer than two such rates are displayed, or if no such rate is relevant, the LIBOR Rate shall be the rate per annum equal to the average of the rates at which deposits in Dollars are offered by MGT at approximately 11:00 a.m. (London time) two London Business Days prior to the first day of such Interest Accrual Period to prime banks in the London interbank market for a period equal to such Interest Accrual Period (or portion thereof).

                  "LIBOR Reserve Percentage" shall mean, with respect to any Interest Accrual Period or portion thereof, a percentage (expressed as a decimal) equal to the weighted average of the percentages in effect during such Interest Accrual Period, as prescribed by the Federal Reserve Board (or any successor thereto) for determining the maximum reserve requirements applicable to "Eurocurrency liabilities" pursuant to Regulation D or any other applicable regulation of the Federal Reserve Board (or any successor thereto) which prescribes reserve requirements applicable to "Eurocurrency liabilities" as currently defined in Regulation D.

                  "London Business Day" shall mean any Business Day on which dealings in deposits in United States dollars are transacted in the London interbank market.

                  "Majority Investors" shall mean (i) the Structured Investor, if any, and (ii) the Committed Investors having, in the aggregate, Purchaser Percentages exceeding 50% of the sum of the Class A Purchase Limit.

                  "Maximum Purchase Amount" shall mean, for the Structured Investor, initially the amount set forth opposite the Structured Investor's name on the signature pages hereto or in the Assignment Agreement pursuant to which the Structured Investor became a party hereto, as such amount may be (i) changed from time to time pursuant to Section 2.11 of this Agreement, or (ii) reduced upon each Assignment by the Structured Investor to a Committed Investor by the amount of the Commitment assumed or deemed to have been assumed by such Committed Investor by reason of such Assignment.

                  "MGT" shall mean Morgan Guaranty Trust Company of New York and its successors in interest.

                  "Participant" has the meaning specified in subsection 7.09(e) of this Agreement.

                  "Percentage Interest" shall mean, for a Class A Purchaser on any day, the percentage equivalent of (a) (i) the aggregate principal amount of all Purchases made by such Class A Purchaser on or prior to such day, minus (ii) the aggregate amount of principal payments made to such Class A Purchaser on or prior to such day, minus (iii) any portion of the Class A Investor Principal Balance assigned by such Class A Purchaser to an Assignee pursuant to an Assignment Agreement executed and delivered pursuant to Section 7.09 of this Agreement, divided by (b) the aggregate Class A Investor Principal Balance on such day.

                  "Permitted Assignee" shall mean MGT, DFC, APFC and each Consented Support Party.

                  "Person" shall mean an individual, partnership, corporation, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or other entity of whatever nature.

                  "Pooling and Servicing Agreement" has the meaning specified in the recitals to this Agreement.

                  "Prime Rate" shall mean, for any day, the higher of (i) the base commercial lending rate per annum announced from time to time by the Administrative Agent in New York in effect on such day, or (ii) the interest rate per annum quoted by the Administrative Agent at approximately 11:00 a.m., New York City time, on such day, to dealers in the New York Federal funds market for the overnight offering of Dollars by the Administrative Agent plus three-quarters of one percent (0.75%). (The Prime Rate is not intended to represent the lowest rate charged by the Administrative Agent for extensions of credit.)

                  "Purchase" shall mean each purchase of a portion of the Class A Invested Amount representing a Class A Investor Principal Balance made pursuant to subsection 2.01(a) or (b). With respect to any Class A Purchaser who purchases a portion of the Class A Invested Amount pursuant to an Assignment, the aggregate amount of such Class A Purchaser's Purchases shall include the portion of the Class A Investor Principal Balance purchased pursuant to any such Assignment.

                  "Purchase Date" shall mean the Closing Date and each Increase Date.

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                  "Purchase Termination Date" shall mean the first to occur of
(i) the Commitment Expiration Date and (ii) the Amortization Period Commencement Date.

                  "Purchaser Percentage" shall mean, with respect to a Committed Investor, (i) its Adjusted Commitment as a percentage of (ii) the Class A Purchase Limit minus the aggregate outstanding principal amount of Support Advances (if any) of the Committed Investors to the Structured Investor.

                  "Reduction Amount" has the meaning specified in subsection 5.05(b) of this Agreement.

                  "Related Documents" has the meaning specified in subsection 7.21(a) of this Agreement.

                  "Response Date" has the meaning specified in subsection 2.11(c) of this Agreement.

                  "Risk Rate" shall mean 2.00% in excess of the Prime Rate in effect from time to time.

                  "Series 2001-1 Certificates" has the meaning specified in the recitals to this Agreement.

                  "Servicer" has the meaning specified in the preamble to this Agreement.

                  "Structured Investor" shall mean the party hereto which is designated as a Structured Investor opposite its signature to this Agreement or in the Assignment Agreement pursuant to which it became a party to this Agreement. The Structured Investor shall have one or more related Committed Investors with an aggregate Commitment which at all times equals the Maximum Purchase Amount.

                  "Structured Investor Event" shall mean the occurrence of any of the following: (i) any rating agency rating the Commercial Paper Notes shall have reduced or withdrawn its rating of the Commercial Paper Notes or announced that such rating has been watchlisted with negative implications; (ii) the Commission or any other Governmental Authority shall have required the assets and liabilities of the Structured Investor to be consolidated on the balance sheet of MGT or any of its Affiliates; and (iii) the Structured Investor or any other commercial paper conduit administered by MGT shall have been unable to issue commercial paper for a period of 60 consecutive days due to the suspension of or material limitation in the trade of commercial paper in the United States.

                  "Supplement" has the meaning specified in the recitals to this Agreement.

                  "Supplemental Fee Letter" shall mean that certain letter agreement designated as such, dated as of the date hereof, among Funding, the Servicer and the Administrative Agent.

                  "Support Advances" shall mean, with respect to a Committed Investor, any participation held by such Committed Investor in the Structured Investor's Percentage Interest in the Class A Investor Principal Balance which was purchased from the Structured Investor pursuant to a Support Facility and any loans or other advances made by such Committed Investor to the Structured Investor pursuant to a Support Facility to fund the Structured Investor's Purchases hereunder (but excluding any such loans or advances made to fund the Structured Investor's obligations to pay interest, fees or other similar amounts relating to the funding of its Purchases hereunder).

                  "Support Facility" shall mean any liquidity or credit support agreement with the Structured Investor which relates to this Agreement (including any agreement to purchase an assignment of or participation in the Class A Invested Amount).

                  "Support Party" shall mean any other bank or other financial institution extending or having a commitment to extend funds to or for the account of the Structured Investor (including by agreement to purchase an assignment of or participation in the Class A Invested Amount) under a Support Facility. Each Committed Investor shall be deemed to be a Support Party.

                  "Taxes" has the meaning specified in subsection 2.08(a) of this Agreement.

                  "Termination Date" shall mean the Series 2001-1 Termination Date.

                  "Termination Event" shall mean the occurrence of any of the following: (i) a breach of a representation or warranty hereunder which is not cured within 30 days (unless waived by the Majority Investors), (ii) the failure by the Transferor or the Servicer to duly observe or perform any term or provision of this Agreement which is not cured or waived by the Majority Investors within 30 days after written notice of such failure is given to the defaulting party (with a copy to Funding if Funding in any capacity is not the defaulting party) by the Administrative Agent, (iii) the occurrence of a Trust Pay Out Event, Series 2001-1 Pay Out Event or Servicer Default pursuant to the Pooling and Servicing Agreement or the Supplement (or the occurrence of an event which would be a Trust Pay Out Event, Series 2001-1 Pay Out Event or Servicer Default but for a waiver of or failure to declare or determine such event by the Certificateholders or the Trustee) (unless waived by the Majority Investors).

                  "Three-Month Average Excess Spread Percentage" shall mean, for any Increase Date, the average of the Excess Spread Percentages for the Monthly Period ending on or most recently prior to such Increase Date and each of the two preceding Monthly Periods; provided, however, that for any Increase Date occurring prior to the end of the first Monthly Period following the Closing Date, the Three-Month Average Excess Spread Percentage for such Increase Date shall be 1.26%; (ii) for any Increase Date occurring after to the end of the first Monthly Period following the Closing Date but prior to the end of the second Monthly Period following the Closing Date, the Three-Month Average Excess Spread Percentage for such Increase Date shall be Excess Spread Percentage for the first Monthly Period following the Closing Date; and (iii) for any Increase Date occurring after to the end of the second Monthly Period following the Closing Date but prior to the end of the third Monthly Period following the Closing Date, the Three-Month Average Excess Spread Percentage for such Increase Date shall be the average of Excess Spread Percentages for the first two Monthly Period following the Closing Date.

                  "written" or "in writing" (and other variations thereof) shall mean any form of written communication or a communication by means of telex, telecopier device, telegraph or cable.

                  SECTION 1.02. Other Definitional Provisions.

                  (a) Unless otherwise specified therein, all terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto.

                  (b) As used herein and in any certificate or other document made or delivered pursuant hereto, accounting terms not defined in Section 1.01 and accounting terms partly defined in Section 1.01, to the extent not defined, shall have the respective meanings given to them under GAAP.

                  (c) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; and Section, subsection, Schedule, Attachment and Exhibit references are to this Agreement, unless otherwise specified. The words "including" and "include" shall be deemed to be followed by the words "without limitation".

                                   ARTICLE II
                         Amount and Terms of Commitment

                  SECTION 2.01. Commitment and Purchases.

                  (a) On and subject to the terms and conditions of this Agreement, on the Closing Date the Administrative Agent, on behalf of and for the account of the relevant Class A Purchasers, will purchase the Class A Initial Invested Amount for a purchase price equal to such Class A Initial Invested Amount.

                  (b) On and subject to the terms and conditions of this Agreement, on each Increase Date the Administrative Agent, on behalf of and for the account of the relevant Class A Purchasers, will purchase the Additional Class A Invested Amount offered for purchase, in the amount set forth in the Increase Notice in accordance with subsection 2.01(c) and in an amount not to exceed the Class A Purchase Limit minus the aggregate amount of the Class A Investor Principal Balance outstanding immediately prior to such Purchase, for a purchase price equal to such Additional Class A Invested Amount.

                  (c) The purchase of the Class A Initial Invested Amount hereunder shall be made on prior notice from the Transferor to the Administrative Agent received by the Administrative Agent not later than 11:00 a.m., New York City time, on the Closing Date. The purchase of the applicable Additional Class A Invested Amount on an Increase Date shall be made on prior notice from the Transferor to the Administrative Agent (each, an "Increase Notice") received by the Administrative Agent not later than 5:00 p.m., New York City time, on the date which is at least two Business Days prior to such Increase Date, substantially in the form set forth as Attachment 4 hereto. Each Increase Notice shall (i) identify the relevant Increase Date, (ii) set forth the Additional Class A Invested Amount which is requested from the Class A

Purchasers on such Increase Date, (iii) specify an account in the United States to which payment for the purchase price of such Additional Class A Invested Amount is to be made, (iv) contain the certifications contained in Attachment 4 hereto, and (v) if applicable, the allocation of the amount of such Purchase among the Committed Investors. The amount of a Purchase allocated to a Committed Investor shall not exceed (i) the excess of its Adjusted Commitment over the aggregate amount of the Class A Investor Principal Balance owed to such Committed Investor prior to such Purchase, or (ii) without the prior consent of such Committed Investor and the Structured Investor, such Committed Investor's Purchaser Percentage of the Additional Class A Invested Amount. Each Increase Notice shall be irrevocable. The Administrative Agent shall promptly forward a copy of each Increase Notice received by it to each Class A Purchaser.

                  (d) Each Class A Purchaser's purchase price payable pursuant to subsection 2.01(a) or 2.01(b) shall be made available to the Administrative Agent, subject to the fulfillment of the applicable conditions set forth in
Article IV hereof, at or prior to noon, New York City time, on the applicable Purchase Date, by deposit of immediately available funds to an account of the Administrative Agent specified in subsection 7.11(b). The Administrative Agent shall promptly notify the Transferor in the event that any Class A Purchaser either fails to make such funds available to the Administrative Agent before such time or notifies the Administrative Agent that it will not make such funds available to the Administrative Agent before such time; provided, however, that the Administrative Agent shall have no liability for failing to give any notice as provided in this sentence. Subject to (i) the Administrative Agent's receipt of such funds and (ii) the fulfillment of the applicable conditions set forth in
Article IV hereof, as determined by the Administrative Agent, the Administrative Agent will not later than 1:00 p.m., New York City time, on such Purchase Date make such funds available, in the same type of funds received, by wire transfer thereof to the account of the Transferor in the United States specified in the applicable Increase Notice or, in the case of the purchase on the Closing Date, specified in writing by the Transferor to the Administrative Agent not later than the Business Day prior to the Closing Date.

                  (e) The Administrative Agent shall notify the Transferor, the Servicer, the Trustee and each Class A Purchaser on the Closing Date (in the case of the purchase of the Class A Initial Invested Amount) or not later than the Business Day following the applicable Increase Date (in the case of any purchases of Additional Class A Invested Amount) of the identity of each Class A Purchaser which purchased any portion of the Class A Initial Invested Amount or any Additional Class A Invested Amount on such Purchase Date, whether such Class A Purchaser was the Structured Investor or a Committed Investor and the portion of the Class A Initial Invested Amount or Additional Class A Invested Amount purchased by such Class A Purchaser.

                  (f) In no event shall a Committed Investor be required on any date to purchase a portion of the Class A Initial Invested Amount or of Additional Class A Invested Amount which would result in its Percentage Interest of the Class A Investor Principal Balance, determined after giving effect to such purchase, exceeding its Adjusted Commitment. In no event may any Additional Class A Invested Amount be offered for purchase hereunder or under the Supplement, nor shall any Class A Purchaser be obligated to purchase any Additional Class A Invested Amount, to the extent that, after giving effect to such Additional Class A Invested Amount, the Class A Investor Principal Balance would exceed the Class A Purchase Limit.

                  SECTION 2.02. Repayment of the Class A Invested Amount.

                  (a) The Class A Invested Amount shall be paid from amounts allocable to the Class A Invested Amount under, or to be applied pursuant to the provisions of, the Pooling and Servicing Agreement and the Supplement, as further allocated as provided herein.

                  (b) The Administrative Agent is authorized to record (i) the date and amount of each purchase of a Class A Invested Amount, (ii) the date and amount of each payment of principal of and interest on the Class A Invested Amount and (iii) each interest rate and Interest Accrual Period with respect thereto, in the books and records of the Administrative Agent and in such manner as is customary for the Administrative Agent. A certificate of an officer of the Administrative Agent, setting forth in reasonable detail the information so recorded, shall constitute, with respect to each Class A Purchaser, prima facie evidence of the accuracy of the information so recorded; provided, that the failure to make any such recording shall not in any way affect the obligations of the Trust to make distributions in respect of the Class A Invested Amount as provided in the Pooling and Servicing Agreement and the Supplement or the obligations of the Transferor or the Servicer hereunder.

                  (c) The Administrative Agent shall forward to each Class A Purchaser a copy of each notice of repayment of the Class A Investor Principal Balance received by the Administrative Agent from the Transferor on the same day received by the Administrative Agent if reasonably practical, and otherwise promptly after the opening of business on the next Business Day.

                  SECTION 2.03. Interest Rate and Payment of Interest; Utilization Fees; Facility Fees.

                  (a) Interest shall accrue on the Class A Investor Principal Balance during each Interest Accrual Period at the following rates:

                  (i) Except as otherwise provided in clause (ii) below, the Structured Investor's Percentage Interest of the Class A Investor Principal Balance shall bear interest for each Interest Accrual Period at a rate per annum equal to the Commercial Paper Rate. Each Committed Investor's Percentage Interest of the Class A Investor Principal Balance shall bear interest for each Interest Accrual Period at a rate per annum equal to the Alternative Rate.

                  (ii) If and to the extent that, and for long as, the Structured Investor at any time determines for any reason whatsoever that it is unable to raise or is precluded or prohibited from raising, or that it is not advisable to raise, funds through the issuance of Commercial Paper Notes in the commercial paper market of the United States to finance its purchase or maintenance of its Percentage Interest of the Class A Investor Principal Balance or any portion thereof (which determination may be based on any allocation method employed in good faith by the Structured Investor), including by reason of market conditions or by reason of insufficient availability under any of its Support Facilities or the downgrading of any of its Support Parties, upon notice from the Structured Investor to the Administrative Agent, such portion of the Structured Investor's

         Percentage Interest of the Class A Investor Principal Balance shall bear interest at a rate per annum equal to the Alternative Rate rather than as otherwise determined pursuant to clause (i) above.

                  (b) If any portion of Class A Monthly Interest and Fees due and payable hereunder or under the Supplement on a Distribution Date is not paid on such Distribution Date, the unpaid portion of such Class A Monthly Interest and Fees shall be due and payable on the next succeeding Distribution Date. Any Class A Monthly Interest and Fees which are not paid on the due date thereof (including interest payable pursuant to this clause (c)) shall accrue interest (after as well as before judgment) at the Risk Rate from time to time in effect from and including the due date thereof to but excluding the date such Class A Monthly Interest and Fees is actually paid.

                  (c) In the event that for any reason, (i) the basis for calculation of interest on the Structured Investor's Percentage Interest of the Class A Investor Principal Balance shall change from the Commercial Paper Rate to the Alternative Rate or (ii) the Structured Investor receives any repayment of its share of the Class A Investor Principal Balance, and the date of such change or of such repayment is not the maturity date for all Commercial Paper Notes allocated by the Structured Investor to funding its purchase or maintenance of the affected portion of its Percentage Interest of the Class A Investor Principal Balance, then in any such case the Structured Investor is entitled to be indemnified against, and shall promptly be paid on the first Distribution Date following demand therefor, but only to the extent funds are then or thereafter become available therefor pursuant to the Supplement in respect of Class A Monthly Interest and Fees, the amount equal to any loss or reasonable out-of-pocket expense suffered by the Structured Investor as a result of such change or such repayment, including any loss, cost or expense suffered by the Structured Investor by reason of its issuance of Commercial Paper Notes or its incurrence of other obligations allocated by the Structured Investor to the funding of its share of the Class A Investor Principal Balance, or redeploying funds prepaid or repaid, in amounts which correspond to its share of the Class A Investor Principal Balance. In addition, in the event that for any reason on any Distribution Date prior to the Amortization Date or on any Distribution Date if a Trust Pay Out Event or Series 2001-1 Pay Out Event shall have occurred, (i) any Class A Purchaser receives any repayment of its share of the Class A Investor Principal Balance and (ii) the Transferor has not given notice of the amount of such repayment to the Administrative Agent not later than 5:00 p.m., New York City time, on the second London Business Day prior to such Distribution Date, then in any such case each affected Class A Purchaser is entitled to be indemnified against, and shall promptly be paid on the first Distribution Date following demand therefor, but only to the extent funds are then or thereafter become available therefor pursuant to the Supplement in respect of Class A Monthly Interest and Fees and without duplication of the indemnification provided by or payments made pursuant to the preceding sentence, the amount equal to any loss or reasonable out-of-pocket expense suffered by such Class A Purchaser as a result of such repayment, including any loss, cost or expense suffered by such Class A Purchaser by reason of its issuance of Commercial Paper Notes or its incurrence of other obligations allocated by such Class A Purchaser to its funding or the maintenance of its funding of its share of the Class A Investor Principal Balance, or redeploying funds prepaid or repaid, in amounts which correspond to its share of the Class A Investor Principal Balance. A statement setting forth in reasonable detail the calculations of any Class A Increased Costs payable pursuant to this subsection submitted by a Class A Purchaser or the Administrative Agent, as the case may be, to the Transferor and the Servicer and shall be conclusive absent manifest error.

                  (d) The Administrative Agent shall be entitled to be paid, for the account of the Class A Purchasers, but only to the extent funds are then or thereafter become available therefor pursuant to the Supplement in respect of Class A Monthly Interest and Fees, a utilization fee (the "Class A Utilization Fee") for each Interest Accrual Period calculated at a rate per annum equal to the Class A Utilization Fee Rate in respect of the sum of the Class A Investor Principal Balance in effect on each day during such Interest Accrual Period divided by the actual number of days in such Interest Accrual Period, calculated on the basis of the actual number of days elapsed in a year having 360 days. The Class A Utilization Fee shall be payable on each Distribution Date for the most recently completed Interest Accrual Period and on the date of the termination of this Agreement. Each Class A Purchaser shall be entitled to receive the share of the Class A Utilization Fee as may be agreed upon from time to time between such Class A Purchasers and the Administrative Agent.

                  (e) The Administrative Agent shall be entitled to be paid, for the account of the Class A Purchasers, but only to the extent funds are then or thereafter become available therefor pursuant to the Supplement in respect of Class A Monthly Interest and Fees, a facility fee (the "Class A Facility Fee") for each Interest Accrual Period (or portion thereof) prior to the commencement of the Amortization Period calculated at a rate per annum equal to the Class A Facility Fee Rate in respect of the average Daily Class A Purchase Limit during such Interest Accrual Period, calculated on the basis of the actual number of days elapsed in a year having 360 days. The Class A Facility Fee shall be payable on each Distribution Date for the most recently completed Interest Accrual Period and on the date of the termination of this Agreement. Each Class A Purchaser shall be entitled to receive the share of the Class A Facility Fee as may be agreed upon from time to time between such Class A Purchasers and the Administrative Agent.

                  (f) The Administrative Agent shall also be entitled from time to time to receive for its own account the other fees and amounts, if any, specified in the Supplemental Fee Letter when and as payable as provided therein.

                  (g) On each date on which any Class A Monthly Interest and Fees or any other amounts referred to in subsection 2.03(f) are due, the Servicer shall direct the Trustee in writing to, and, at such direction, the Trustee shall, pay such amounts to the Administrative Agent, for its own account or for the account of the respective Class A Purchasers, as applicable, but only to the extent funds are then or thereafter become available therefor pursuant to the Supplement.

                  SECTION 2.04. Computation of Interest.

                  (a) Interest hereunder shall be calculated on the basis of a 360-day year for the actual days elapsed.

                  (b) At or before 12:00 noon, New York City time, on each Certificate Rate Determination Date, the Structured Investor shall notify the Administrative Agent of (i) the Commercial Paper Rate, if applicable, in effect for the related Interest Accrual Period, and (ii) the date on which the Alternative Rate became applicable to its Percentage Interest of the Class A Investor Principal Balance or a portion thereof pursuant to clause (ii) of subsection 2.03(a).

                  (c) The Administrative Agent shall notify the Servicer and the Trustee on each Certificate Rate Determination Date of the Commercial Paper Rate, the Alternative Rate, the Risk Rate and the Prime Rate, as applicable, and of the Class A Monthly Interest and Fees for the related Interest Accrual Period. For purposes of this subsection 2.04(c), the Administrative Agent may rely conclusively on notices from the Structured Investor as to the interest rate or rates from time to time applicable to its Percentage Interest of the Class A Investor Principal Balance.

                  (d) Subject to subsection 2.04(c), each determination of the Commercial Paper Rate, the Alternative Rate, the Risk Rate and the Prime Rate and of the Class A Monthly Interest and Fees by the Administrative Agent or the Structured Investor pursuant to any provision of this Agreement shall be conclusive and binding on the Class A Purchasers, the Transferor, the Servicer and the Trustee in the absence of manifest error.

                  SECTION 2.05. Payments. All payments to be made on behalf of the Trust hereunder, whether on account of principal, interest, fees or otherwise, shall be made without setoff or counterclaim and shall be made prior to 2:00 p.m., New York City time, on the due date thereof to the Administrative Agent's account specified in subsection 7.11(b) hereof, in Dollars and in immediately available funds. Notwithstanding anything herein to the contrary, if any payment due hereunder becomes due and payable on a day other than a Business Day, the payment date thereof shall be extended to the next succeeding Business Day and interest shall accrue thereon at the applicable rate during such extension.

                  SECTION 2.06. Inability to Determine Interest Rate. In the event that, prior to the first day of any Interest Accrual Period:

                  (a) the Administrative Agent shall have determined (which determination shall be conclusive and binding on the Transferor, the Servicer and the Trustee) that, by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the LIBOR Rate or the Adjusted Eurodollar Rate for such Interest Accrual Period;

                  (b) the Administrative Agent shall have determined that the LIBOR Rate or the Adjusted Eurodollar Rate determined or to be determined for such Interest Accrual Period will not adequately and fairly reflect the cost to one or more Class A Purchasers of making or maintaining each such Class A Purchaser's Percentage Interest of the Class A Investor Principal Balance during such Interest Accrual Period;

                  (c) the Administrative Agent shall have determined (which determination shall be conclusive and binding on the Transferor, the Servicer and the Trustee) that it would be contrary to law or to the directive of any central bank or other governmental authority for one or more Class A Purchasers to obtain United States dollars in the London interbank market to make or maintain its Percentage Interest of the Class A Investor Principal Balance during such Interest Accrual Period; or

                  (d) the Administrative Agent is not then generally quoting a LIBOR Rate to Persons such as the Class A Purchasers;

then, the Administrative Agent shall give written notice thereof to the Servicer and the Trustee as soon as practicable thereafter. Following any such notice, from and after the first day of such Interest Accrual Period the Alternative Rate shall equal a per annum rate equal to the Prime Rate from time to time in effect or such other rate as may be agreed between the Transferor and the Administrative Agent, on behalf of such Class A Purchaser. Until any such notice is withdrawn by the Administrative Agent, the Alternative Rate shall continue to be computed as provided in this Section. If requested by the Servicer, the Administrative Agent shall provide the Servicer with an explanation of the circumstances giving rise to its inability to determine an interest rate pursuant to this Section.

                  SECTION 2.07. Increased Costs.

                  (a) Each Class A Purchaser shall be entitled to be reimbursed or compensated, but only to the extent funds are then or thereafter become available therefor pursuant to the Supplement in respect of Class A Increased Costs, on demand for any and all costs incurred, losses suffered, reductions in the amounts received or receivable hereunder or payments made by such Class A Purchaser (or, subject to subsection 7.09(e) hereof, any Participant) which are applied or allocated by such Class A Purchaser (or, subject to subsection 7.09(e) hereof, any Participant) to this Agreement, its Commitment or its Percentage Interest of the Class A Investor Principal Balance by reason of any change to (or reinterpretation or recharacterization by any court or any applicable regulatory agency or authority (including any central bank) of) reserve, deposit, capital adequacy (but subject to subsection 2.07(b) hereof) or similar requirements against (or against any class of or change in or in the amount of) assets or liabilities of such Class A Purchaser (or, subject to subsection 7.09(e) hereof, any Participant), imposed by any applicable United States, foreign or other regulatory authority, which becomes applicable after the date hereof to this Agreement or to the Class A Invested Amount and which result in increased costs, losses, reductions or payments due to its obligations hereunder or the maintenance of its Percentage Interest of the Class A Investor Principal Balance. Any amounts required to be paid pursuant to the preceding sentence and this sentence shall be paid on the first Distribution Date which occurs at least 30 days following demand therefor, but only to the extent funds are then or thereafter become available therefor pursuant to the Supplement in respect of Class A Increased Costs, and interest at the Prime Rate shall accrue on any amount unpaid after such Distribution Date. Concurrently with such demand and as a condition to such payment, the affected Class A Purchaser or Participant (through the Administrative Agent) shall provide the Trustee and the Servicer with a certificate setting forth the basis and the calculation (in reasonable detail) of the additional amount being requested (which amount shall be determined by such Class A Purchaser's or Participant's reasonable allocation of the aggregate of such cost increases, losses, reductions or payments resulting from such event) and the reason such request is being made, and such certificate shall, in the absence of manifest error, be conclusive as to the amount thereof.

                  (b) If any Class A Purchaser or (subject to subsection 7.09(e) hereof) any Participant shall have determined that the applicability of any law, rule, regulation or guideline adopted after the date hereof, pursuant to or arising, after the date hereof, out of the report of the

Basle Committee on Banking Regulations and Supervisory Practices entitled "International Convergence of Capital Measurement and Capital Standards" dated July, 1988 (excluding any change published in its final form prior to the Closing Date mandated by compliance with the "International Convergence of Capital Measurements and Capital Standards" but including any reinterpretation or recharacterization by any court or any applicable regulatory agency or authority (including any central bank) after the date hereof of any such change or any such existing law, rule, regulation or guideline), or the adoption after the date hereof of any other law, rule, regulation or guideline (including any applicable United States, foreign or other law, rule, regulation or guideline) regarding capital adequacy, or any change in any of the foregoing or in any law, rule, regulation or guideline in effect on the date hereof or in the enforcement or interpretation or administration of any of the foregoing or of any law, rule, regulation or guideline in effect on the date hereof arising after the date hereof by any court or any governmental authority, central bank or comparable agency charged with the enforcement or interpretation or administration thereof, or compliance by such Class A Purchaser or (subject to subsection 7.09(e) hereof) such Participant (or any investing office of such Class A Purchaser or (subject to subsection 7.09(e) hereof) such Participant) or such Class A Purchaser's or (subject to subsection 7.09(e) hereof) such Participant's holding company with any request or directive regarding capital adequacy arising after the date hereof (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on such Class A Purchaser's or (subject to subsection 7.09(e) hereof) such Participant's capital or on the capital of such Class A Purchaser's or (subject to subsection 7.09(e) hereof) such Participant's holding company, if any, as a consequence of its obligations hereunder or its maintaining its Commitment or Percentage Interest of the Class A Investor Principal Balance or (subject to subsection 7.09(e) hereof) its participation therein to a level below that which such Class A Purchaser or (subject to subsection 7.09(e) hereof) such Participant or such Class A Purchaser's or (subject to subsection 7.09(e) hereof) such Participant's holding company could have achieved but for such applicability, adoption, change or compliance (taking into consideration, with respect to any Consented Investor or Consented Participant, its general policies and the general policies of its holding company with respect to the level of capital to be maintained by such Person), then on demand by the Administrative Agent on behalf of such Class A Purchaser or (subject to subsection 7.09(e) hereof) such Participant, the Administrative Agent on behalf of such Class A Purchaser or (subject to subsection 7.09(e) hereof) such Participant, as the case may be, shall be entitled to be paid to from time to time, but only to the extent funds are then or thereafter become available therefor pursuant to the Supplement in respect of Class A Increased Costs, such additional amount or amounts as will compensate such Class A Purchaser or (subject to subsection 7.09(e) hereof) such Participant, as the case may be, for such reduction. Any amounts required to be paid pursuant to the preceding sentence and this sentence shall be paid on the first Distribution Date which occurs at least 30 days following demand therefor, but only to the extent funds are then or thereafter become available therefor pursuant to the Supplement in respect of Class A Increased Costs, and interest at the Prime Rate shall accrue on any amount unpaid after such Distribution Date. Concurrently with such demand and as a condition to such payment, the affected Class A Purchaser or Participant (through the Administrative Agent) shall provide the Trustee and the Servicer with a certificate setting forth the basis and the calculation (in reasonable detail) of the additional amount being requested (it being understood that the reduction in rate of return shall be determined by such Class A Purchaser's or Participant's reasonable allocation of the aggregate of such reductions resulting from such event) and the reason such request is being made, and such certificate shall, in the absence of manifest error, be conclusive as to the amount thereof.

                  (c) Prior to any demand by the Administrative Agent on behalf of any Class A Purchaser for amounts owing under subsection (a) or (b) of this
Section 2.07, the applicable Class A Purchaser agrees that it will use its reasonable efforts, or request that the affected Participant use its reasonable efforts, as the case may be, to reduce or eliminate any claim for compensation pursuant to said subsection 2.07(a) or (b), including, subject to applicable law and only if such change will not alter or affect in any way whatsoever its Commitment, its Percentage Interest of the Class A Investor Principal Balance, a change in the Investing Office of such Class A Purchaser or the investing office of such Participant at which its Commitment or Percentage Interest of the Class A Investor Principal Balance or its participation therein, as the case may be, is maintained; provided, however, that nothing herein contained shall obligate any Class A Purchaser or any Participant to take any action which, in the opinion of such Class A Purchaser or such Participant, is unlawful or otherwise disadvantageous to such Class A Purchaser or Participant.

                  (d) Class A Purchasers and Participants shall be entitled to receive payments pursuant to this Section 2.07 only to the extent that such payments have not previously been made or otherwise provided for in the calculation of (x) the Adjusted Eurodollar Rate or (y) the substitute interest rate described in Section 2.06 hereof if either of such interest rates is then applicable to the Class A Investor Principal Balance.

                  SECTION 2.08. Taxes.

                  (a) Subject to the provisions of Section 2.09, all payments to each Class A Purchaser under this Agreement or with respect to the Class A Invested Amount are payable free and clear of any and all present and future taxes, levies, imposts, duties, deductions, withholdings, fees, liabilities and similar charges ("Taxes"); provided, however, that the term "Taxes" as used in this Section 2.08 shall not include any income or franchise tax based on the net income of any Class A Purchaser or any Participant or any other tax upon or measured by income or gross receipts of any Class A Purchaser or any Participant imposed by the United States of America or by any state, locality or foreign jurisdiction in which such Class A Purchaser or such Participant maintains a permanent establishment. If, as a result of any change in law, treaty or regulation or in the interpretation or administration thereof by any governmental or regulatory agency or body charged with the administration or interpretation thereof, or the introduction of any law, treaty or regulation, any Taxes are required to be withheld or deducted from any amount payable to any Class A Purchaser or (subject to subsection 7.09(e) hereof) to any Participant hereunder or with respect to the Class A Invested Amount, subject to compliance by such Class A Purchaser or (subject to subsection 7.09(e) hereof) such Participant with subsection 2.08(b) below or, with respect to any Participant, the provisions comparable to such subsection 2.08(b) set forth in subsection 7.09(e) hereof, as the case may be, the Transferor agrees that the amount payable to each Class A Purchaser hereunder or under the Pooling and Servicing Agreement or the Supplement will be increased (which increase shall be paid only to the extent funds are then or thereafter become available therefor pursuant to the Supplement in respect of Class A Increased Costs) to the amount which, after deduction from such amount of all Taxes required to be withheld or deducted therefrom, will yield to such Class A Purchaser and each Participant the amount stated to be payable to such Class A Purchaser or Participant hereunder or under the Class A Invested Amount. Such Class A Purchaser or Participant (through the Administrative Agent) shall, as a condition of the payment of any additional amounts under this subsection 2.08(a), provide the Servicer and the Trustee with evidence satisfactory to them of the imposition of such Taxes, together with the calculation of the additional amounts payable hereunder. To the extent the Trustee has withheld or made payments of any Taxes, upon the request of the Administrative Agent on behalf of any Class A Purchaser or Participant, the Servicer shall cause the Trustee, on behalf of the Trust, to provide the Administrative Agent on behalf of any Class A Purchaser or Participant with evidence satisfactory to it of the payment of any Taxes with respect to amounts payable under this Agreement or with respect to the Class A Invested Amount. If any of the Taxes required to be borne by the Trust pursuant to this Section 2.08 are paid by any Class A Purchaser, such Class A Purchaser shall be entitled to be reimbursed on a grossed-up basis for such payments, together with any interest, penalties and expenses in connection therewith, but only to the extent funds are then or thereafter become available therefor pursuant to the Supplement in respect of Class A Increased Costs.

                  (b) Each Class A Purchaser which is created or organized under the laws of a jurisdiction outside the United States covenants and agrees with the Transferor that it will provide to the Administrative Agent and the Administrative Agent hereby agrees to forward to the Servicer and the Trustee on or promptly after the Closing Date (in the case of MGT) and on or prior to the date required by subsection 7.09(c) (in the case of each other Class A Purchaser) (i) appropriately executed copies of Internal Revenue Service Form W-8ECI (or any successor form) certifying that any payments made to such Class A Purchaser are effectively connected to the conduct of a United States trade or business and/or (ii) such other forms and information as may be required to confirm the availability of any applicable exemption from Federal, state or local withholding taxes. Each Class A Purchaser agrees to provide subsequent forms to the Administrative Agent for delivery to the Servicer and the Trustee (unless an event has occurred prior to the date on which any such delivery would be required which would prevent the Class A Purchaser from duly completing and delivering such forms and the Class A Purchaser so advises the Servicer) upon the expiration of, or the occurrence of any event which would require the amendment or resubmission of, any form previously provided hereunder.

                  SECTION 2.09. Nonrecourse and Recourse Obligations; Obligations Absolute.

                  (a) Notwithstanding any provision in any other Section of this Agreement to the contrary, except to the extent specified in subsections 2.10(b), 2.10(d) or 5.06(b) or the first sentence of Section 7.04 and subject to subsections 2.09(b) and 2.09(c) below, the obligation to pay the amounts owing to the Class A Purchasers pursuant to the Supplement shall be without recourse to the Transferor, the Servicer (or any Person acting on behalf of any of them), the Trust, the Trustee, any Certificateholder or any Certificate Owner (or any Affiliate, officer, director, employee or agent of any of them), and the obligation to pay the amounts owing to the Class A Purchasers pursuant to the Supplement shall be limited solely to the application of amounts payable with respect to the Class A Invested Amount or required to be applied pursuant to this Agreement or under the Pooling and Servicing Agreement or the Supplement, and amounts from time to time on deposit therefor.

                  (b) Each Class A Purchaser agrees that it shall have no right of setoff or banker's lien against the Transferor or the Servicer (or any Person acting on behalf of any of them), the Trustee, the Trust, any Certificateholder or any Certificate Owner (or any Affiliate, officer, director, employee or agent of any of them) with respect to amounts owing to such Class A Purchaser pursuant to the Supplement and that any rights of setoff that such Class A Purchaser may have shall not affect its obligations hereunder.

                  (c) Subject to and without limiting the foregoing provisions of this Section 2.09, the obligations of the Trust, the Trustee, on behalf of the Trust, the Transferor and the Servicer under this Agreement, the Pooling and Servicing Agreement and the Supplement shall be absolute, unconditional and irrevocable and shall be performed strictly in accordance with the terms of this Agreement. Without limiting the foregoing, neither the lack of validity or enforceability of, or any modification to, the Pooling and Servicing Agreement, the Investor Certificates or the Supplement nor the existence of any claim, setoff, defense or other right which the Transferor, the Servicer or the Trustee may have at any time against each other, the Administrative Agent, any Class A Purchaser or any other Person, whether in connection with this Agreement, the Pooling and Servicing Agreement, the Supplement or any unrelated transactions, shall constitute a defense to such obligations.

                  SECTION 2.10. Indemnification.

                  (a) Subject to the provisions of Section 2.09, the Administrative Agent and each Class A Purchaser and any director, officer, employee or agent thereof (each such Person being an "Indemnitee") shall be entitled to be indemnified and held harmless, but only to the extent funds are then or thereafter become available therefor pursuant to the Supplement in respect of Class A Increased Costs, from and against any and all claims, damages, losses, liabilities, costs or expenses (including fees and expenses of counsel) whatsoever (other than claims for payment of the Class A Investor Principal Balance, Class A Monthly Interest and Fees and costs, losses or payments covered by Section 2.07 or 2.08) which the Indemnitee may incur (or which may be claimed against the Indemnitee) by reason of or in connection with
(i) the execution and delivery or assignment of, or payment under, this Agreement or the Class A Invested Amount, (ii) the offer and sale of the Series 2001-1 Certificates or (iii) the other transactions contemplated hereby, except
(A) to the extent that any such claim, damage, loss, liability, cost or expense shall be caused by the willful misconduct or gross negligence of the Indemnitee,
(B) to the extent that any such claim, damage, loss, liability, cost or expense relates to any income or franchise tax based on the net income of such Indemnitee or any other tax upon or measured by income, gross receipts, assets or capital of such Indemnitee imposed by the United States of America or by any state, locality or foreign jurisdiction in which such Indemnitee maintains a permanent establishment or is otherwise doing business or (C) as provided in
Section 7.03 hereof. The foregoing indemnity shall include indemnification for any claims, damages, losses, liabilities, costs or expenses (including fees and expenses of counsel) to which the Indemnitee may become subject under the Act, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, or any other Federal or state law or regulation (including Federal banking laws and regulations). The obligations of the Trust set forth in this subsection 2.10(a) are payable only from, and to the extent of, funds which then are or thereafter become available therefor pursuant to the Supplement in respect of Class A

Increased Costs, and otherwise no Indemnitee shall have any claim against the Trust in respect of such obligations.

                  (b) Each of Funding and Pier 1, as applicable, agrees to indemnify and hold harmless each Indemnitee from and against any and all claims, damages, losses, liabilities, costs or expenses (including fees and expenses of counsel) whatsoever (other than claims for payment of the Class A Invested Amount, Class A Monthly Interest and Fees and costs, losses or payments covered by Section 2.03(c), 2.07 or 2.08) which (i) the Indemnitee may incur (or which may be claimed against the Indemnitee) by reason of or in connection with (A) the execution and delivery or assignment of, or payment under, this Agreement or the Class A Invested Amount, (B) the offer and sale of the Series 2001-1 Certificates or (C) the other transactions contemplated hereby, and (ii) are related to or arise out of (A) a breach of a representation or warranty made by Funding (individually or as Transferor) or Pier 1 (individually or as Servicer), as the case may be, in this Agreement or any Related Document or in connection herewith or therewith, (B) the failure by Funding (individually or as Transferor) or Pier 1 (individually or as Servicer), as the case may be, duly to observe or perform any of its covenants or agreements set forth in this Agreement or any Related Document, or (C) any action by Funding (individually or as Transferor) or Pier 1 (individually or as Servicer), as the case may be, or failure of Funding (individually or as Transferor) or Pier 1 (individually or as Servicer), as the case may be, to act (including statements or omissions made, or information provided by, Funding (individually or as Transferor) or Pier 1 (individually or as Servicer), as the case may be), except (x) to the extent that any such claim, damage, loss, liability, cost or expense shall be caused by the willful misconduct or gross negligence of the Indemnitee, (y) to the extent that any such claim, damage, loss, liability, cost or expense relates to any income or franchise tax based on the net income of such Indemnitee or any other tax upon or measured by income, gross receipts, assets or capital of such Indemnitee imposed by the United States of America or by any state, locality or foreign jurisdiction in which such Indemnitee maintains a permanent establishment or is otherwise doing business or (z) as provided in Section 7.03 hereof. The foregoing indemnity shall include indemnification for any claims, damages, losses, liabilities, costs or expenses (including fees and expenses of counsel) to which the Indemnitee may become subject under the Act, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, or any other Federal or state law or regulation (including Federal banking laws and regulations).

                  (c) Promptly after receipt by the Administrative Agent or a Class A Purchaser of notice of the commencement of any action, the Administrative Agent or such Class A Purchaser, as the case may be, will, if a claim in respect thereof is to be made against the Trust, Funding or Pier 1 under subsection 2.10(a) or 2.10(b), notify such party in writing of the commencement thereof; provided, however, the omission so to notify such party will not relieve such party from any liability which it may have to the Administrative Agent or such Class A Purchaser under either such subsection.

                  (d) Subject to Sections 2.09 and 7.03 hereof, any Successor Servicer, by accepting its appointment pursuant to the Pooling and Servicing Agreement, (i) shall agree to be bound by the terms, covenants and conditions contained herein applicable to the Servicer and to be subject to the duties and obligations of the Servicer hereunder, (ii) as of the date of its acceptance, shall be deemed to have made with respect to itself the representations and warranties made by the Servicer in Sections 3.01 through 3.05 hereof (in the case of Section 3.01 with appropriate factual changes) and (iii) shall agree on a recourse basis to indemnify and hold harmless any Indemnitee from and against any and all claims, damages, losses, liabilities, costs or expenses (including the fees and expenses of counsel) whatsoever which such Indemnitee may incur (or which may be claimed against such Indemnitee) by reason of the negligence or willful misconduct of such Successor Servicer in exercising its powers and carrying out its obligations under the Pooling and Servicing Agreement, the Supplement or this Agreement.

                  SECTION 2.11. Reductions, Increases and Extensions of Commitments.

                  (a) At any time the Transferor may, upon at least two Business Days' prior written notice to the Administrative Agent, reduce the Class A Purchase Limit to an amount not less than the Class A Investor Principal Balance. Reductions of the Class A Purchase Limit pursuant to this subsection 2.11(a) shall be allocated to the Commitments of the Committed Investors pro rata based on their relative Commitments or as the Transferor, the Administrative Agent, the Structured Investor and each Committed Investor whose Commitment is to be reduced less than such respective amount may otherwise agree in writing. In addition, on the Commitment Expiration Date for a Committed Investor, the Commitment of such Committed Investor shall be automatically reduced to zero, which shall automatically result in a dollar for dollar reduction of the Maximum Purchase Amount.

                  (b) The Class A Purchase Limit may be increased from time to time by (i) the increase of the Commitment of one or more Committed Investors, or (ii) the addition of one or more Committed Investors, subject to the conditions that (A) such increasing or new Committed Investor shall have entered into an appropriate amendment or supplement to this Agreement (or its Assignment) reflecting such increased or new Commitment, and (B) such other conditions, if any, as the Administrative Agent shall have reasonably required in connection with its consent (including the agreement of a Committed Investor to become a Support Party for the Structured Investor and any necessary approvals from the Rating Agency) shall have been satisfied.

                  (c) So long as no Termination Event has occurred and is continuing, no more than 75 and no less than 45 days prior to the applicable Commitment Expiration Date, the Transferor may request in writing, through the Administrative Agent, that each Committed Investor extend its Commitment Expiration Date for an additional term of 364 days (or such shorter term as may be specified in such request) on the terms set forth in this Agreement, which decision will be made by each Committed Investor in its sole and absolute discretion. Upon receipt of any such request, the Administrative Agent shall promptly notify each Committed Investor and the Structured Investor thereof. Each Committed Investor shall notify the Administrative Agent and the Transferor of its willingness or refusal to consent to such extension of the Commitment Expiration Date within thirty days of its receipt of the Transferor's written request as described above (the "Response Date"). Any Committed Investor which does not expressly notify the Administrative Agent that it is willing to extend its Commitment Expiration Date prior to the Response Date shall be deemed to have refused the requested extension. If (i) all of the Committed Investors have agreed by the Response Date to extend the Commitment Expiration Date (or any nonextending Committed Investor shall have assigned all of its interest as contemplated in subsection 2.11(d) of this Agreement), (ii) the Administrative Agent and the Structured Investor have each approved such extension, and (iii) as of the Response Date, no

Termination Event shall have occurred, the Commitment Expiration Date then in effect shall be extended to the date which is up to 364 days following the Response Date or, if such day is not a Business Day, the next preceding Business Day.

                  (d) If a Committed Investor has refused a requested extension, either the Administrative Agent or the Transferor, with the consent of the Administrative Agent and the Structured Investor, may (but neither shall be required to) request one or more other Committed Investors, or seek a replacement investor acceptable to the Administrative Agent in its reasonable discretion, and the Structured Investor in its sole discretion, to acquire all or a portion of the Commitment of such nonextending Committed Investor and all amounts payable to it hereunder and under the Pooling and Servicing Agreement in accordance with Section 7.09. Each Committed Investor hereby agrees that if it is a nonextending Committed Investor, it will assign all or a portion of its Commitment and the amounts payable to it hereunder and under the Pooling and Servicing Agreement to a replacement investor identified by the Administrative Agent or the Transferor in accordance with the preceding sentence, subject to ratable payment of such nonextending Committed Investor's Percentage Interest of the Class A Investor Principal Balance, together with all accrued and unpaid interest thereon, and a ratable portion of all Class A Utilization Fees, Class A Facility Fees and other fees and amounts due to it hereunder.

                                  ARTICLE III
 Representations and Warranties of Funding as Transferor and Pier 1 as Servicer

                  Funding, as Transferor and Pier 1, Servicer, each solely as to itself, hereby represents and warrants to the Administrative Agent and the Class A Purchasers as follows:

                  SECTION 3.01. Existence. Funding is a limited liability company validly existing and in good standing under the laws of the State of Delaware, with full power and authority under such laws to own its properties and conduct its business as such properties are presently owned and such business is presently conducted and to execute, deliver and perform its obligations under this Agreement, the Pooling and Servicing Agreement and the Supplement. Pier 1 is a corporation validly existing and in good standing under the laws of the State of Delaware, with full power and authority under such laws to own its properties and conduct its business as such properties are presently owned and such business is presently conducted and to execute, deliver and perform its obligations under this Agreement, the Pooling and Servicing Agreement and the Supplement..

                  SECTION 3.02. Authority. Funding or Pier 1, as applicable, has the power and authority to execute, deliver and perform this Agreement, the Pooling and Servicing Agreement and the Supplement and all the transactions contemplated hereby and thereby and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement, the Pooling and Servicing Agreement and the Supplement. When executed and delivered, each of this Agreement, the Pooling and Servicing Agreement and the Supplement will constitute the legal, valid and binding agreement of Funding or Pier 1, as applicable, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, reorganization, insolvency, moratorium and other laws of general applicability relating to or affecting creditors' rights generally. The enforceability of Funding's or Pier 1's, as applicable, obligations under such agreements is also subject to general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law, and indemnification sought in respect of securities laws violations may be limited by public policy.

                  SECTION 3.03. No Consents Required. No consent, license, approval or authorization of, or registration with, any governmental authority, bureau or agency is required to be obtained in connection with the execution, delivery or performance Funding or Pier 1, as applicable, of each of this Agreement, the Pooling and Servicing Agreement and the Supplement that has not been duly obtained and which is not and will not be in full force and effect on the Closing Date, except such that may be required by the blue sky laws of any state.

                  SECTION 3.04. No Violation. The execution, delivery and performance Funding or Pier 1, as applicable, of each of this Agreement, the Pooling and Servicing Agreement and the Supplement do not violate any provision of any existing law or regulation applicable to Funding or Pier 1, as applicable, any order or decree of any court to which Funding or Pier 1, as applicable, is subject, its constituent documents (including, without limitation, as applicable, its charter, by-laws, certificate of formation and limited liability company agreement) or any mortgage, indenture, contract or other agreement to which Funding or Pier 1, as applicable, is a party or by which it or any significant portion of Funding's or Pier 1's, as applicable, properties is bound (other than violations of such laws, regulations, orders, decrees, mortgages, indentures, contracts and other agreements which do not affect the legality, validity or enforceability of any of such agreements or the Receivables and which, individually or in the aggregate, would not have a material adverse effect on the Trust or the ability of Funding or Pier 1, as applicable, to perform its obligations under this Agreement, the Pooling and Servicing Agreement or the Supplement).

                  SECTION 3.05. No Proceeding. There is no litigation or administrative proceeding before any court, tribunal or governmental body presently pending or, to the knowledge of Funding or Pier 1, as applicable, threatened against Funding or Pier 1, as applicable, with respect to this Agreement, the Pooling and Servicing Agreement, the Supplement, the transactions contemplated hereby or thereby or the issuance of the Series 2001-1 Certificates, and, except as otherwise disclosed in writing to the Administrative Agent, there is no such litigation or proceeding against Funding or Pier 1, as applicable, or any significant portion of its properties which would have a material adverse effect on the transactions contemplated by, or the ability of Funding or Pier 1, as applicable, to perform its obligations under, this Agreement, the Pooling and Servicing Agreement or the Supplement.

                  SECTION 3.06. Incorporated Representations and Warranties. Its representations and warranties in Sections 2.3 and 2.4 (in the case of the Transferor) and 3.3 (in the case of the Servicer) of the Pooling and Servicing Agreement are true and correct in all material respects as of the dates they were so made (unless such representations and warranties specifically refer to an earlier date).

                  SECTION 3.07. Financial Statements; No Adverse Change. The consolidated balance sheets of Pier 1 and its subsidiaries as at March 3, 2001, and the related consolidated statements of income and consolidated statement of cash flows of Pier 1 and its subsidiaries for the fiscal year then ended, and the consolidated balance sheets of Pier 1 and its subsidiaries as at

June 2, 2001, and the related consolidated statements of income and consolidated statement of cash flows of Pier 1 and its subsidiaries for the three months then ended, copies of with have delivered to the Administrative Agent, fairly present, subject, in the case of said balance sheet as at June 2, 2001, and said statements of income and cash flows for the three months then ended, to year-end audit adjustments, the consolidated financial condition of Pier 1 and its subsidiaries as at such dates and the consolidated results of operations of Pier 1 and its subsidiaries for the periods ended on such dates, all in accordance with generally accepted accounting principles applied on a consistent basis, and, except as disclosed to Administrative Agent in writing prior to the date hereof, since March 3, 2001, there has been no material adverse change in the business, operations or financial condition of Pier 1 and its subsidiaries.

                  SECTION 3.08. Placement of Certificates. It is not necessary in connection with the initial offer, sale and delivery of the Series 2001-1 Certificates to register the Series 2001-1 Certificates under the Act.

                  SECTION 3.09. Trust Indenture Act; Investment Company Act. Neither the Pooling and Servicing Agreement nor the Supplement is required to be qualified under the Trust Indenture Act of 1939, and the Trust is not required to be registered under the Investment Company Act of 1940, as amended.

                  SECTION 3.10. Receivables. The Receivables conveyed by the Transferor to the Trust under the Pooling and Servicing Agreement are in an aggregate amount, determined as of the end of the fiscal month of the Transferor ending on or about July 31, 2001, of not less than $134,519,411.44 of Principal Receivables and $2,556,610.42 of Finance Charge Receivables.

                  SECTION 3.11. No Pay Out Event or Servicer Default. On the Closing Date and after giving effect to the issuance of the Series 2001-1 Certificates and the purchase of the Initial Invested Amount, no Trust Pay Out Event, Series 2001-1 Pay Out Event or Servicer Default has occurred and is continuing, and no event, act or omission has occurred and is continuing which, with the lapse of time, the giving of notice or both, would constitute such a Pay Out Event or Servicer Default.

                                   ARTICLE IV
                              Conditions Precedent

                  SECTION 4.01. Conditions Precedent to the Initial Purchase. The following constitute conditions precedent to the obligation of the Class A Purchasers to purchase the Class A Invested Amount on the Closing Date:

                  (a) Representations and Warranties. On the Closing Date and after giving effect to the purchase of the Initial Invested Amount and the issuance of the Series 2001-1 Certificates, all representations and warranties of the Transferor, the Trustee and the Servicer contained herein or in the Pooling and Servicing Agreement or the Supplement or otherwise made in writing pursuant to any of the provisions hereof or thereof shall be true and correct in all material respects with the same force and effect as though such representations and warranties had been made on and as of such date (unless such representations and warranties specifically relate to an earlier date).

                  (b) Related Agreements. The Administrative Agent shall have received copies of each of the Pooling and Servicing Agreement and the Supplement (which shall be satisfactory to the Administrative Agent), duly executed by the parties thereto.

                  (c) Additional Documents and Opinions. The Administrative Agent shall have been furnished on the Closing Date the following items, each of which shall be in form and substance satisfactory to the Administrative Agent:

                  (i) a copy of (A) the constituent documents of each of Funding and Pier 1, and an incumbency certificate with respect to its respective officers executing any of the Related Documents on the Closing Date, certified by its authorized officer, and (B) authorizing resolutions for each of Funding and Pier 1 with respect to the Related Documents to which it is party, certified by its authorized officer;

                  (ii) the favorable written opinions of counsel for Funding and Pier 1 addressed to the Administrative Agent and the Class A Purchasers, or accompanied by a letter providing that the Administrative Agent and the Class A Purchasers may rely on such opinions as if they were addressed to them, and dated the Closing Date, covering general corporate matters, the due execution and delivery of, and the enforceability of, each of the Related Documents to which Funding or Pier 1 (individually or as Transferor or Servicer) is party, sale/security interest matters, banking regulation, tax matters and such other matters as the Administrative Agent may request; and

                  (iii) executed copies of all opinions required by Article VI of the Pooling and Servicing Agreement or by any Rating Agency in connection with the issuance, sale or rating of the Series 2001-1 (each such opinion, unless otherwise agreed to by the Administrative Agent, to be addressed to the Administrative Agent and the Class A Purchasers, or accompanied by a letter providing that the Administrative Agent and the Class A Purchasers may rely on such opinions as if they were addressed to them).

                  (d) Certificate Issuance. Simultaneously with the purchase of the Class A Invested Amount, (i) the Series 2001-1 Certificates shall have been duly executed and authenticated and delivered in accordance with Section 6.09 of the Pooling and Servicing Agreement and (ii) the Administrative Agent shall have received the duly executed Class A Certificate(s) registered in the name of the Administrative Agent as nominee on behalf of the Class A Purchasers.

                  (e) Officer's Certificate. On the Closing Date, the Administrative Agent shall have received a certificate of (a) the Secretary, an Assistant Secretary or other appropriate officer of each of Funding and Pier 1, attaching a copy of the resolutions of the Board of Directors or other applicable body, certified as of a date not earlier than fourteen days prior to the Closing Date, authorizing the execution, delivery and performance of the Pooling and Servicing Agreement, the Supplement and this Agreement and as to the incumbency of certain officers of each of Funding and Pier 1 authorized to execute this Agreement and the documents required hereby; and (b) an authorized officer of each of Funding and Pier 1 as to the fulfillment of the condition set forth in Section 4.05(a) (as the same relates to Funding or Pier 1, as applicable).

                  (f) The Trustee. The Administrative Agent shall have received a certificate from the Trustee, in form and substance satisfactory to the Administrative Agent, covering its due execution and delivery of this Agreement and the Supplement and the other documents executed by it in connection herewith and therewith and the incumbency and specimen signatures of its officers executing such documents.

                  (g) Fees. Funding shall have paid all fees payable on the Closing Date to the Administrative Agent described in the Supplemental Fee Letter and all reasonable and appropriately invoiced costs and expenses of the Administrative Agent and the initial Class A Purchasers payable by Funding in connection with the transactions contemplated hereby.

                  (h) Commercial Paper Funding. The Structured Investor shall have determined that sufficient funds are available to it through the issuance of its Commercial Paper Notes for its purchase on the Closing Date of the entire Class A Initial Invested Amount.

                  (i) Payment of Series 1997-1 Certificates. The Administrative Agent shall have received evidence satisfactory to it that the outstanding Pier 1 Imports Credit Card Master Trust Series 1997-1 Certificates shall have been, or upon the funding of the Initial Purchase will be, paid in full and cancelled.

                  SECTION 4.02. Conditions Precedent to Each Purchase. The following constitute conditions precedent to the obligation of the Class A Purchasers to purchase the Class A Invested Amount on each Purchase Date (including the Closing Date):

                  (a) Increase Notice. Except in the case of the initial purchase on the Closing Date, the Administrative Agent shall have received a properly completed Increase Notice substantially in the form of Attachment 4 not later than 5:00 p.m. on the second Business Day prior to such Increase Date.

                  (b) Absence of Pay Out Events, etc. (a) No Termination Event, and no event that, after the giving of notice or the lapse of time, would constitute a Termination Event, shall have occurred and be continuing, (b) except in the case of the purchase of the Class A Initial Invested Amount, as of such Purchase Date and after giving effect to the distributions to be made on such date pursuant to the Supplement, no unreimbursed Investor Charge-Offs shall remain outstanding, and (c) except in the case of the purchase of the Class A Initial Invested Amount, the amount of funds then available for distribution to the Administrative Agent or the Class A Purchasers pursuant to the Supplement shall equal or exceed the aggregate the sum of all interest, fees, expenses and all other amounts due and payable to the Administrative Agent or the Class A Purchasers hereunder (including any amounts owed to the Administrative Agent or the Class A Purchasers under subsections 2.03(a), 2.03(b), 2.03(c), 2.03(d), 2.03(e), 2.03(f) or 2.10(a) or Section 2.07, 2.08 or 7.04, but excluding the
Class A Investor Principal Balance).

                  (c) Representations and Warranties. On the Purchase Date and after giving effect to the purchases on such date of the Initial Invested Amount or of the Additional Class A Invested Amount and Additional Class B Invested Amount, if any, to be purchased on such date, as applicable, all representations and warranties of the Transferor, the Trustee and the Servicer contained herein or in the Pooling and Servicing Agreement or the Supplement or otherwise made in writing pursuant to any of the provisions hereof or thereof shall be true and correct in all material respects with the same force and effect as though such representations and warranties had been made on and as of such date (unless such representations and warranties specifically relate to an earlier date).

                  (d) Maximum Invested Amount. (a) After giving effect to the purchases on such date of the Initial Invested Amount or of the Additional Class A Invested Amount and the Additional Class B Invested Amount, as applicable, (i) the Class A Invested Amount shall not exceed the Class A Purchase Limit, (ii) the Transferor Interest shall be at least equal to the Minimum Transferor Interest and (iii) the aggregate amount of Principal Receivables in the Trust shall equal or exceed the Minimum Aggregate Principal Receivables.

                  (e) Enhancement Levels. After giving effect to the purchases on such date of the Initial Invested Amount or of the Additional Class A Invested Amount to be purchased on such date and any related Additional Class B Invested Amount, the Class B Invested Amount shall at least equal the Class B Minimum Required Amount.

                  (f) Excess Spread Percentage. In the case of any Increase Date, the Three-Month Average Excess Spread Percentage for such Increase Date shall equal or exceed 1.00%.

                  (g) Invested Amount Increase Increment. In the case of any Increase Date, the sum of the Additional Class A Invested Amount and the Additional Class B Invested Amount to be purchased on such Purchase Date shall equal a minimum amount of $1,000,000 and be shall be in an integral multiple of $250,000.

                  (h) Support Facilities. The Structured Investor's Support Facilities shall be in full force and effect.

                  (i) Officer's Certificate. In the case of each Increase Date, the Transferor shall have delivered to the Trustee and the Administrative Agent an Officer's Certificate dated such Increase Date certifying (a) that the conditions described in Sections 4.02(a) through 4.02(f) have been satisfied and
(b) that based on the facts known to the officer signing such Officer's Certificate at such time, in the reasonable belief of the Transferor, the purchases of the Additional Class A Invested Amount to be purchased on such Increase Date and the related Additional Class B Invested Amount will not cause a Trust Pay Out Event or Series 2001-1 Pay Out Event or an event that, after the giving of notice or the lapse of time, would constitute a Trust Pay Out Event or Series 2001-1 Pay Out Event to occur.

                                    ARTICLE V
            Covenants of Funding as Transferor and Pier 1 as Servicer


                  Funding, as the Transferor and Pier 1, as the Servicer (and each Successor Servicer) covenants and agrees that, so long as any amount of the Class A Investor Principal Balance shall be outstanding, any monetary obligation arising hereunder is owing and shall remain unpaid, or any Commitment remains in effect, unless the Majority Investors shall otherwise consent in writing, Funding, as the Transferor and Pier 1, as the Servicer (and each Successor Servicer) will:

                  SECTION 5.01. Performance of Agreements. For the benefit of the Class A Purchasers, and for so long as this Agreement shall be in effect, perform on a timely basis each of its respective agreements, warranties and indemnities under, and comply in all material respects with each of the respective terms and provisions applicable to it in, the Pooling and Servicing Agreement and the Supplement (which agreement, warranties, indemnities, terms and provisions are incorporated by reference into this Agreement as if set forth herein in full).

                  SECTION 5.02. Amendments to the Transaction Documents. (a) Not terminate (except in accordance with the terms thereof), amend, waive or otherwise modify the Pooling and Servicing Agreement or the Supplement without the prior written consent of the Majority Investors; and (b) not consolidate with or merge into any other Person or convey or transfer its properties and assets substantially as an entirety to any Person without the prior written consent of the Majority Investors.

                  SECTION 5.03. Certificates. Furnish to the Administrative Agent a copy of each certificate, report, statement, notice or other communication furnished by or on behalf of the Transferor or the Servicer to the holders of Series 2001-1 Certificates, to the Trustee or to any Rating Agency concurrently therewith and furnish to the Administrative Agent promptly after receipt thereof a copy of each material notice, demand or other communication received by or on behalf of the Transferor or the Servicer from the Trustee, the holders of 10% or more (in principal amount) of the Certificates or any Rating Agency (unless such communication relates to a Series of Certificates other than the Series 2001-1 Certificates and is not from a Rating Agency relating to the imposition of a "creditwatch" or "watchlist" on, the downgrading of, or a suspension of a rating on, such other Series of Certificates).

                  SECTION 5.04. Servicer Default. Furnish to the Administrative Agent, promptly after the occurrence of any Servicer Default, a certificate of an appropriate officer of the Servicer setting forth the circumstances of such Servicer Default and any action taken or proposed to be taken by the Servicer with respect thereto.

                  SECTION 5.05. Timely Payments.

                  (a) Timely make all payments, deposits or transfers, and give all instructions to transfer, required to be made by it under the Pooling and Servicing Agreement and the Supplement.

                  (b) Notwithstanding anything to the contrary contained herein, if either the Transferor or the Servicer shall fail to make any payment, deposit or transfer relating to the Series 2001-1 required to be made pursuant to the Pooling and Servicing Agreement or the Supplement and, as a result thereof, amounts available to be applied under the Pooling and Servicing Agreement or the Supplement in respect of this Agreement or the Class A Invested Amount to an amount which is less than the amount which otherwise would have been available had such payment, deposit or transfer been made (the amount of any such reduction hereinafter referred to as a "Reduction Amount"), the Transferor or the Servicer, as the case may be, shall pay to the Trustee for application as provided in the Pooling and Servicing Agreement and the Supplement an amount equal to (i) such Reduction Amount and (ii) interest on such Reduction Amount at the rate determined from time to time pursuant to subsection 2.03(b).

                  SECTION 5.06. Inspection of Servicer. Once in any calendar year or, if a Trust Pay Out Event or Series 2001-1 Pay Out Event has occurred and is continuing, at such reasonable times as the Administrative Agent may notify Pier 1 in writing, in either case upon five Business Days prior notice to Pier 1, afford the Administrative Agent and each Class A Purchaser access to all records maintained by Pier 1 or any of its Affiliates or the Servicer relating to the Receivables for purposes of inspection. Any information obtained by the Administrative Agent or a Class A Purchaser pursuant to this Section 5.07 shall be held in confidence by the Administrative Agent and each Class A Purchaser and Participant hereunder unless (i) such information has become available to the public other than as a result of a disclosure by or through the Administrative Agent, such Class A Purchaser or such Participant, (ii) such information was available to the Administrative Agent, such Class A Purchaser or such Participant on a nonconfidential basis prior to its disclosure to the Administrative Agent, such Class A Purchaser or such Participant hereunder, or
(iii) the Administrative Agent, such Class A Purchaser or such Participant should be required in connection with any legal or regulatory proceeding to disclose such information.

                  SECTION 5.07. Reassignment of Certificates; Other Actions.

                  (a) Not effect a reassignment or retransfer of the Series 2001-1 Certificates pursuant to Section 12.2(a) of the Pooling and Servicing Agreement or Section 1.3 of the Supplement unless the Class A Purchasers have been or concurrently with such reassignment or retransfer will be repaid the entire Class A Investor Principal Balance and all accrued and unpaid Class A Monthly Interest and Fees and Class A Increased Costs and no amounts are or will be owing to the Class A Purchasers or the Administrative Agent hereunder.

                  (b) Not take or omit to take any action (or consent thereto) permitted under the Pooling and Servicing Agreement or the Supplement if such agreement requires, as a condition thereto or in connection therewith, that a determination be made by the Transferor or the Servicer, as the case may be, that such action or omission is not believed by the Transferor or the Servicer, as the case may be, to be materially adverse to the interests or investment of the holders of any Certificates unless such action or omission is also believed by the Transferor or the Servicer, as the case may be, to be not materially adverse to the interests of the Administrative Agent or the Class A Purchasers hereunder or under such agreement.

                  (c) As to the Servicer, (i) not assign the Pooling and Servicing Agreement pursuant to Section 13.8 of the Pooling and Servicing Agreement and (ii) not delegate any of its material duties under the Pooling and Servicing Agreement in a manner or to the extent which would require notification thereof to be sent to each Rating Agency pursuant to Section 8.7 of the Pooling and Servicing Agreement unless such delegation has been consented to by the Administrative Agent in writing (which consent shall not be unreasonably withheld or delayed) and such delegation will not, in the reasonable belief of the Servicer, have a material adverse effect on the Certificateholders, the Administrative Agent or the Class A Purchasers.

                  SECTION 5.08. Other Actions. Execute and deliver to the Administrative Agent all such documents and instruments and do all such other acts and things as may be necessary or reasonably required by the Administrative Agent or the Trustee to enable the Trustee, the Administrative Agent or the Class A Purchasers to exercise and enforce their respective rights under this Agreement, the Pooling and Servicing Agreement and the Supplement and to realize thereon, and shall record and file and re-record and refile all such documents and instruments, at such time or times, in such manner and at such place or places, as may be necessary or reasonably required by the Trustee or the Administrative Agent to validate, preserve, perfect and protect the position of the Trustee, the Administrative Agent or the Class A Purchasers under this Agreement, the Pooling and Servicing Agreement and the Supplement.

                  SECTION 5.09. Transferor Financial Information; Other Information; Confidentiality.

                  (a) Furnish to the Administrative Agent (i) promptly when publicly available, its annual (audited) and its quarterly (unaudited) consolidated financial statements and such other publicly available financial information, if any, as to Pier 1 as the Administrative Agent may request, (ii) a copy of each report prepared under subsection 3.5 or 3.6 of the Pooling and Servicing Agreement, (iii) notice of the occurrence of any Trust Pay Out Event or Series 2001-1 Pay Out Event and (iv) such information with respect to the Receivables and the servicing thereof as the Administrative Agent may reasonably request. All information acquired by the Administrative Agent hereunder that is not publicly available shall be kept confidential by the Administrative Agent and not used for any purpose other than in connection with this Agreement (including for distribution to Class A Purchasers, Participants and potential Class A Purchasers and Participants), except as the Administrative Agent may have been advised by counsel is (x) required by law or (y) reasonably necessary or desirable in connection with any lawsuit or governmental investigation or proceeding.

                  (b) Use reasonable efforts to cause all information provided to the Administrative Agent pursuant to this Agreement, the Pooling and Servicing Agreement or the Supplement, or in connection with any action required or permitted to be taken hereunder or thereunder, to be complete and accurate in all material respects.

                                   ARTICLE VI
            Representations and Warranties of the Class A Purchasers

                  SECTION 6.01. Representations and Warranties of the Class A Purchasers. Each Class A Purchaser represents and warrants to the Transferor and the Servicer that:

                  (a) Such Class A Purchaser is duly authorized to enter into and perform this Agreement and has duly executed and delivered this Agreement;

                  (b) This Agreement constitutes the valid and binding obligation of such Class A Purchaser, enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization, receivership and other laws relating to, or affecting generally, the enforcement of creditors' rights and remedies as the same may be applied in the event of the bankruptcy, insolvency, reorganization, receivership or liquidation or a similar event of such Class A Purchaser or a moratorium applicable to such Class A Purchaser and to general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity); and

                  (c) No registration with consent or approval of or other action by any federal, state, or other governmental authority or regulatory body having jurisdiction over such Class A Purchaser is required in connection with the execution, delivery or performance by such Class A Purchaser of this Agreement.

                                   ARTICLE VII
                                  Miscellaneous

                  SECTION 7.01. Amendments and Waivers. This Agreement shall not be amended or modified without the written consent of the Transferor, the Trustee, the Servicer, the Administrative Agent and the Majority Investors. No waiver of, or consent to the departure from, any provision of this Agreement by any party hereto shall be effective without the written consent of the Transferor, the Servicer, the Trustee, the Administrative Agent and the Majority Investors. Notwithstanding the foregoing, the postponement of the date fixed for payment of any principal of or interest on the Class A Investor Principal Balance or of any fee or other amount under this Agreement, any change in any rate of interest payable on the Class A Investor Principal Balance, or any amendment to this Section or the definition of "Majority Investors" shall require the prior consent of each Class A Purchaser.

                  SECTION 7.02. Registration of Certificate. The Class A Purchasers hereby direct that the Class A Certificates be registered in the name of the Administrative Agent, as nominee on behalf of the Class A Purchasers from time to time hereunder.

                  SECTION 7.03. Service Transfer. In the event that a transfer of servicing occurs under Section 8.5 or Article X of the Pooling and Servicing Agreement, from and after the effective date of such transfer, the Successor Servicer appointed pursuant to the Pooling and Servicing Agreement, and not Pier 1, shall be responsible for the performance of all servicing functions to be performed by the Servicer from and after such date, except as provided in the Pooling and Servicing Agreement. Such transfer shall not affect any rights or obligations of Pier 1 which arose prior to the effective date of the transfer of servicing or the rights or obligations of Pier 1 under Sections 2.09 and 2.10 and Article V (in the case of Sections 5.03 or 5.04 under Article V, excluding any documents received by any Successor Servicer and also excluding any documents received by Pier 1 from the Successor Servicer), this Section 7.03 or
Section 7.04 of this Agreement, whether arising before or after such date.

                  SECTION 7.04. Fees and Expenses. Each party shall pay all fees and expenses incurred by it in connection with preparing and entering into this Agreement provided, however, that the Transferor will reimburse the Administrative Agent and each initial Class A Purchaser for its out-of-pocket expenses and for reasonable legal fees and expenses and disbursements of its counsel. The Administrative Agent and each Class A Purchaser, as applicable, shall be entitled to be paid on demand from time to time, (a) all reasonable costs and expenses of the Administrative Agent in connection with any amendment to, or any waiver requested under, this Agreement, and of the Administrative Agent and each other Class A Purchaser in connection with the "work-out" or enforcement of its rights under this Agreement or any of the other documents delivered in connection herewith, including the reasonable fees and out-of-pocket expenses of its legal counsel with respect thereto and (b) any and all stamp and other taxes and governmental fees and charges payable or determined to be payable in connection with the execution and delivery of this Agreement and such other documents, or the performance, administration or enforcement of this Agreement and such other documents, and shall be entitled to be held harmless, from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes, fees and charges.

                  SECTION 7.05. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS CONFLICTS OF LAW PROVISIONS.

                  SECTION 7.06. No Waiver. Neither any failure nor any delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise or the exercise of any other right, power or privilege.

                  SECTION 7.07. Severability. In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

                  SECTION 7.08. Termination. This Agreement shall remain in full force and effect until the earlier of (i) the payment of the entire Class A Investor Principal Balance, all accrued and unpaid Class A Monthly Interest and Fees and Class A Increased Costs and all other amounts owing to the Class A Purchasers or the Administrative Agent hereunder and (ii) the Series 2001-1 Termination Date, or if later, the payment of all amounts required to be paid hereunder on the Series 2001-1 Termination Date.

                  SECTION 7.09. Securities Laws; Successors and Assigns; Assignments.

                  (a) This Agreement shall be binding upon, and inure to the benefit of, the Administrative Agent, the Class A Purchasers, the Transferor, the Servicer and their respective successors and permitted assigns, subject to the further provisions of this Section 7.09. Each Class A Purchaser agrees that the Class A Invested Amount purchased by such Class A Purchaser pursuant to this Agreement will be acquired for investment only and not with a view to any public distribution thereof, and that such Class A Purchaser will not offer to sell or otherwise dispose of the Class A Invested Amount so acquired by it (or any interest therein) in violation of any of the registration requirements of the Act or any applicable state or other securities laws. Each Class A Purchaser acknowledges and agrees that it has no right to require the Transferor to register under the Act or any other securities law the Class A Invested Amount to be acquired by the Class A Purchaser pursuant to this Agreement. Each Class A Purchaser hereby confirms and agrees that in connection with any syndication by it of an interest in the Class A Invested Amount, such Class A Purchaser has not engaged and will not engage in a general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. Each Class A Purchaser agrees with the Transferor that: (i) such Class A Purchaser will deliver to the Transferor on or before the Closing Date or the effective date of any participation or Assignment a letter in the form annexed hereto as Attachment 3 (an "Investment Letter"), executed by such Class A Purchaser, in the case of an Assignment, or by the Participant, in the case of a participation, with respect to the purchase by such Class A Purchaser or Participant of a portion of the Class A Invested Amount and (ii) all of the statements made by such Class A Purchaser in its Investment Letter shall be true and correct as of the date made.

                  (b) Neither Funding nor Pier 1 may assign any of its rights or obligations hereunder (by operation of law or otherwise) without the prior written consent of the Administrative Agent and the Majority Investors.

                  (c) Each Class A Purchaser may at any time sell, assign or otherwise transfer, to the extent of such Class A Purchaser's Commitment (each, an "Assignment"), to (i) any Permitted Assignee to which the Administrative Agent may consent, which consent will not be unreasonably withheld, or (ii) any other bank or financial institution to which the Transferor may consent, which consent shall not be unreasonably withheld, and to which the Administrative Agent may consent, which consent shall not be unreasonably withheld (upon such assignment, an "Assignee") all or part of the obligations due to it under this Agreement and in respect of its interest in the Class A Invested Amount; provided, however, that any Assignment shall be void unless (i) in the case of a Committed Investor, the minimum amount of such Assignment (other than an Assignment effected pursuant to a Support Facility) shall be at least $5,000,000 in the aggregate, which may be composed of (A) Class A Investor Principal Balance or (B) to the extent in excess of the Class A Investor Principal Balance subject to such Assignment, Commitment hereunder, (ii) in the case of the Structured Investor, the minimum amount of such Assignment (other than an Assignment effected pursuant to a Support Facility) shall be at least $5,000,000 in the aggregate, which may be composed of (A) Class A Investor Principal Balance, or (B) to the extent in excess of the Class A Investor Principal Balance subject to such Assignment, the product of the Purchaser Percentage subject to such Assignment times the Class A Purchase Limit, (iii) such assignee Class A Purchaser shall have entered into an assignment agreement in the form of Attachment 1 hereto (each an "Assignment Agreement") pursuant to which such assignee Class A Purchaser has agreed in writing to assume the obligations of the assignor Class A Purchaser (to the extent of such Assignment), (iv) such assignee Class A Purchaser shall comply with subsections 7.09(a) and (k) and shall have delivered to the Trustee, prior to the effectiveness of such Assignment, a copy of the Assignment Agreement or another agreement under which such assignee Class A Purchaser has made the representations, warranties and covenants required to be made pursuant to such subsection, (v) in the case of a Committed Investor, the Structured Investor shall have consented to such Assignment in its sole discretion, and (vi) in the case of the Structured Investor, each Committed Investor shall have consented to such Assignment in its sole discretion. In connection with any Assignment other than to a Consented Support Party, the assignor Class A Purchaser shall request in writing to the Administrative Agent (who shall promptly deliver it to the Transferor) for the consent of the Transferor (the Transferor shall respond to any such request within ten Business Days after its receipt, and the Transferor will not unreasonably withhold such consent), it being understood that the obtaining of such consent is not a condition to the effectiveness of the Assignment in the case of an Assignment to a Permitted Assignee, but that it shall be a condition to the effectiveness of the Assignment in any other case. The provisions of Sections 2.07 and 2.08 hereof shall apply fully to any Consented Investor. Absent such consent with respect to a Permitted Assignee other than a Consented Support Party, the provisions of Sections 2.07 and 2.08 shall apply to such assignee Class A Purchaser, but only to the extent that they apply to the assigning Class A Purchaser, such that such assignee Class A Purchaser shall be reimbursed only to the extent and in the amount its assigning Class A Purchaser would have been reimbursed had such Assignment been held by such assigning Class A Purchaser.

                  (d) Each Class A Purchaser may assign and pledge all or a portion of its Percentage Interest of the Class A Investor Principal Balance to any Federal Reserve Bank as collateral to secure any obligation of such Class A Purchaser to such Federal Reserve Bank. Such assignment may be made at any time without notice or other obligation with respect to the assignment.

                  (e) Any Class A Purchaser may at any time grant to (i) any Permitted Assignee or (ii) any other Person to which the Transferor may consent, which consent shall not be unreasonably withheld a participation in all or part (but not less than $5,000,000, except in the case of a participation effected pursuant to a Support Facility) of its Commitment and its Percentage Interest of the Class A Investor Principal Balance, and its rights under this Agreement (each such Permitted Assignee or other Person, a "Participant"); provided, however, that such participation shall be void, unless (x) such Participant shall comply with the applicable provisions of subsections 7.09(a) and (k), and
(y) such Class A Purchaser shall have delivered to the Trustee and the Administrative Agent, prior to the effectiveness of its participation, a copy of an agreement under which such Participant has made the representations, warranties and covenants required to be made pursuant to such subsection. In connection with the granting of any such participation to any Person other than a Consented Support Party, the granting Class A Purchaser shall provide a written request to the Administrative Agent (who shall promptly deliver it to the Transferor) for the consent of the Transferor to the granting of the specified interest to any identified prospective Participant, the Transferor shall respond to any such request within ten Business Days after its receipt, and the Transferor will not unreasonably withhold such consent, it being understood that the obtaining of such consent is not a condition to the effectiveness of the participation in the case of a participation to a Permitted Assignee, but that it shall be a condition to the effectiveness of a participation in any other case. The provisions of Sections 2.07 and 2.08 hereof shall apply fully to any Consented Participant and the provisions of Section
2.10 hereof shall apply fully to any Participant. Absent such consent with respect to a Permitted Assignee other than a Consented Support Party, the provisions of Sections 2.07 and 2.08 shall apply to such Participant of a Class A Purchaser, but only to the extent that they apply to such Class A Purchaser, such that such Participant shall be reimbursed only to the extent and in the amount such Class A Purchaser would have been reimbursed had such participation been held by such Class A Purchaser. Each Class A Purchaser hereby acknowledges and agrees that any such participation will not alter or affect in any way whatsoever such Class A Purchaser's direct obligations hereunder and that none of the Transferor, the Servicer or the Administrative Agent shall have any obligation to have any communication or relationship whatsoever with any Participant of such Class A Purchaser in order to enforce the obligations of such Class A Purchaser hereunder. Each Class A Purchaser shall promptly notify the Administrative Agent (who shall promptly notify the Transferor) in writing of the identity and interest of each Participant upon any such disposition.

                  (f) A Class A Purchaser, at its sole discretion, shall be entitled to distribute to any proposed Assignee or Participant, in connection with any transfer or proposed transfer by such Class A Purchaser pursuant to subsection 7.09(c) or 7.09(e), or to any Participant, Support Party or proposed Support Party any information furnished to such Class A Purchaser by the Administrative Agent pursuant to Article V hereof; provided, however, that, to the extent that such information is confidential, such person agrees to execute a confidentiality agreement in the form of Attachment 2 hereto.

                  (g) Any Class A Purchaser or (subject to the provisions of this Section 7.09) any Participant shall have the option to change its Investing Office or its office at which its participation in the Class A Invested Amount is maintained, provided that, such Class A Purchaser or such Participant shall have prior to such change in office complied with the provisions of subsection 2.08(b) and this Section 7.09, respectively, as such provisions relate to withholding taxes, and provided further that such Class A Purchaser or such Participant shall not be entitled to any additional amounts otherwise payable under Section 2.07 or 2.08 hereof incurred as a result of such change in office (unless such change of office was required by applicable law).

                  (h) The provisions of Sections 2.07 and 2.08 hereof shall apply fully to any Consented Support Party (whether or not such Support Party is a Class A Purchaser) in respect of the commitment and Support Advances made by such Support Party under its Support Facilities and the provisions of Section
2.10 hereof shall apply fully to any Support Party. The provisions of Sections
2.07 and 2.08 shall also apply to any Support Party which is not a Consented Support Party in respect of the commitment and Support Advances made by such Support Party under its Support Facilities, but only to the extent that they apply to the Structured Investor, such that such Support Party shall be reimbursed only to the extent and in the amount the Structured Investor would have been reimbursed in the absence of the commitment and Support Advances from such Support Party.

                  (i) In the event that a Committed Investor is a Downgraded Investor, the Structured Investor shall have the right to replace such Committed Investor with a replacement Committed Investor, which replacement Class A Purchaser shall succeed to the rights of such Committed Investor under this Agreement in respect of its Commitment and such Committed Investor shall assign such Commitment and its interest in the Class A Invested Amount to such replacement Committed Investor in accordance with the provisions of this Section
7.09 (including applicable consent requirements of subsections 7.09(c)); provided, that such Committed Investor shall not be replaced hereunder with a new investor until such Committed Investor has been paid in full its Percentage Interest of the Class A Investor Principal Balance and all accrued and unpaid interest thereon by such new investor and all other amounts (including all amounts owing under Sections 2.07 and 2.08) owed to it and to all Participants with respect to such Committed Investor pursuant to this Agreement. For purposes of this subsection, a Committed Investor shall be a "Downgraded Investor" if and so long as the credit rating assigned to its short-term obligations by Moody's or Standard & Poor's on the date on which it became a party to this Agreement shall have been reduced or withdrawn.

                  (j) In no event shall there be more than one Structured Investor under this Agreement at any one time.

                  (k) Notwithstanding any provision in this Agreement to the contrary, no Class A Purchaser may make an Assignment or participation of such Class A Purchaser's Commitment or of all or part of the obligations due to it under this Agreement and in respect of its Class A Invested Amount to an Assignee or Participant who is (i) not a "United States Person" with the meaning of Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the "Code") or (ii) treated as a trust, partnership, S corporation or other type of pass-through entity for United States federal income tax purposes. In addition, no part of a Class A Purchaser's Commitment or its Class A Invested Amount (or the other obligations due it under this Agreement) may be acquired, sold, traded, transferred, participated or marketed on or through (x) an "established securities market" within the meaning of Section 7705(b)(1) of the Code and any proposed, temporary or final treasury regulations promulgated thereunder, including, without limitation, an over-the-counter market or an interdealer quotation system that regularly disseminates firm buy or sell quotations or (y) a "secondary market" within the meaning of Section 7704(b)(2) of the Code and any proposed, temporary or final treasury regulations promulgated thereunder, including, without limitation, a market where interests in the Class A Certificates are regularly quoted by any person making a market in such interests and a market wherein any person regularly makes available bid or offer quotes with respect to interests in the Class A Certificates and stands ready to effect buy or sell transactions at the quoted prices for itself or on behalf of others.

                  SECTION 7.10. Tax Treatment. Each Class A Purchaser agrees that, with respect to all taxes, it will, to the extent permitted by applicable law (including the Code), report its interest in the Class A Investor Principal Balance in a manner consistent with the intended characterization referred to in
Section 3.7 of the Pooling and Servicing Agreement.

                  SECTION 7.11. Notices.

                  (a) All notices and other communications provided for hereunder shall be in writing (including telecopy or electronic transmission) and, if to Funding, Pier 1 or the Trustee either mailed, telecopied, transmitted electronically, couriered or delivered to it, addressed to it at its address set forth in the Pooling and Servicing Agreement (or, in the case of a telecopy to
(x) Funding to telecopier no. 817-252-7881, (y) Pier 1 to telecopier no. 817-252-7881 and (z) the Trustee to telecopier no. 612-667-3464, and, in the case of electronic transmission to (x) Funding to administrator@pier1.com, (y) Pier 1 to administrator@pier1.com, and (z) the Trustee to sue.dignan@wellsfargo.com, or if to the Administrative Agent or DFC, mailed, telecopied, transmitted electronically, couriered or delivered to it, addressed to it at (A) in the case of transaction inquiries, documentation matters, monthly reports, compliance and covenant information, 500 Stanton Christiana Road, Newark, Delaware 19713-2107 (Attention: Eric Kochanowski) or, in the case of telecopy, to telecopier no. 302-634-5490, or, in the case of electronic transmission, to kochanowski_eric@jpmorgan.com, and (B) in the case of notices, invoices and funding and payment matters, 450 West 33rd Street, 15th Floor, New York, New York 10001 (Attention: Quintanna Parsons-Perry) or, in the case of telecopy, to telecopier no. 212-946-8098, or, in the case of electronic transmission, to CPADMIN@CHASE.COM ; or, if to any other party, as such party may direct in a written notice to the other parties. All such notices and other communications shall, when mailed, be effective on the fifth Business Day addressed as aforesaid thereafter or, if sent by telecopier or electronic transmission, when transmitted

(receipt confirmed). Any party hereto may change the address, telecopier number to which notices to it are to be sent by written notice given to the other parties hereto.

                  (b) All payments to be made to the Administrative Agent or any Class A Purchaser hereunder shall be made in Dollars and in immediately available funds not later than 2:30 p.m. New York City time on the date payment is due, and, unless otherwise specifically provided herein, shall be made to the Administrative Agent, for the account of one or more of the Class A Purchasers or for its own account, as the case may be. Unless otherwise directed by the Administrative Agent, all payments to it shall be made by federal wire to The Chase Manhattan Bank, New York, New York , ABA No.: 021-000-021, for credit to Account No.: 507953622, Delaware Funding Corp Funding Account, Reference DFC OPR A/C, 160289.3, with telephone notice (including federal wire number) to Quintanna Parsons-Perry at (212) 946-7194 or as otherwise directed by the Administrative Agent. Any payments provided herein to be made to a Class A Purchaser shall, unless otherwise directed by such Class A Purchaser, be made to it by federal wire to the account or accounts and addressed as provided in its respective Assignment Agreement.

                  SECTION 7.12. Survival of Representations and Warranties. All representations and warranties made hereunder and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement.

                  SECTION 7.13. Exclusive Benefit. The rights and remedies of the Administrative Agent and the Class A Purchasers specified herein are for the sole and exclusive benefit, use and protection of the Administrative Agent and the Class A Purchasers, and the Administrative Agent and the Class A Purchasers are entitled, but shall have no duty or obligation to the Transferor, the Servicer, the Trustee, the Certificateholders or otherwise, (i) to exercise or to refrain from exercising any right or remedy reserved to the Administrative Agent or the Class A Purchasers hereunder or (ii) to cause the Trustee or any other party to exercise or to refrain from exercising any right or remedy available to it.

                  SECTION 7.14. Limitation of Remedies. No Class A Purchaser shall have the right to cause the Class A Investor Principal Balance or any portion thereof to become due and payable prior to any Distribution Date or other date on which amounts are payable hereunder or under the Pooling and Servicing Agreement and the Supplement to such Class A Purchaser and shall not attempt to exercise any of its rights hereunder with respect to funds available for the payment thereof under the Pooling and Servicing Agreement and the Supplement prior to such due date or Distribution Date.

                  SECTION 7.15. Counterparts. This Agreement may be executed in any number of copies, and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument.

                  SECTION 7.16. Entire Agreement. This Agreement (including the Supplemental Fee Letter) constitutes the entire agreement between the parties relative to the subject matter hereof. Any previous agreement among the parties with respect to the subject matter hereof is superseded by this Agreement. Nothing in this Agreement, expressed or implied, is intended to confer upon any party other than the parties hereto any rights, remedies, obligations or liabilities under or by reason of this Agreement.

                  SECTION 7.17. Headings. Article, Section and subsection headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

                  SECTION 7.18. Bankruptcy. To the extent that the Trustee, the Servicer or the Transferor makes a payment to the Administrative Agent or the Class A Purchasers or the Administrative Agent or the Class A Purchasers receive any payment or proceeds with respect to the amounts owing to the Administrative Agent or the Class A Purchasers pursuant to the Supplement or any other amount payable in connection with this Agreement, which payment or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or Federal law, common law or equitable cause, then, to the extent such payment or proceeds are set aside, the amounts owing to the Administrative Agent or the Class A Purchasers pursuant to the Supplement or any other amount payable in connection with this Agreement or part or parts thereof intended to be satisfied shall be revived and continue in full force and effect, as if such payment or proceeds had not been received by the Administrative Agent or the Class A Purchasers.

                  SECTION 7.19. Nonpetition Agreements.

                  (a) Notwithstanding any prior termination of this Agreement, no Class A Purchaser shall, prior to the date which is one year and one day after the final payment of the Certificates, petition or otherwise invoke the process of any governmental authority for the purpose of commencing or sustaining a case against the Transferor or the Trust under any Federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Transferor or the Trust or any substantial part of its property or ordering the winding up or liquidation of the affairs of the Transferor or the Trust.

                  (b) Notwithstanding any prior termination of this Agreement, each of Funding, Pier 1, the Transferor, the Servicer and the Trustee hereby agrees that it shall not institute against, or join any other person in instituting against, DFC or any other Structured Investor any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceeding under any federal or state bankruptcy or similar law, for one year and a day after the latest maturing commercial paper note issued by DFC or any such Structured Investor is paid.

                  SECTION 7.20. Waiver of Jury Trial. EACH OF FUNDING, PIER 1, THE TRANSFEROR, THE SERVICER, THE TRUSTEE, THE AGENT AND THE CLASS A PURCHASERS HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT, THE CLASS A INVESTED AMOUNT OR ANY OTHER

DOCUMENTS AND INSTRUMENTS EXECUTED IN CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF FUNDING, PIER 1, THE TRANSFEROR, THE SERVICER, THE TRUSTEE, THE AGENT OR ANY CLASS A PURCHASER. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE CLASS A PURCHASERS PURCHASING AN INTEREST IN THE CLASS A INVESTED AMOUNT DESCRIBED HEREIN AND THE AGENT AGREEING TO ACT AS SUCH HEREUNDER.

                  SECTION 7.21. The Administrative Agent.

                  (a) Each Class A Purchaser hereby irrevocably designates and appoints MGT as its agent to act as the Administrative Agent as specified herein, and each Class A Purchaser hereby irrevocably authorizes MGT as Administrative Agent, to take such action on behalf of such Class A Purchaser under the provisions of this Agreement, the Pooling and Servicing Agreement, the Supplement and the other documents executed in connection therewith (collectively, the "Related Documents") and to give such consents, approvals or directions and to exercise such other powers and perform such duties as are expressly delegated to the Administrative Agent and Class A Certificateholder by the terms of this Agreement and the other Related Documents, together with such other powers as are reasonably incidental thereto. The Administrative Agent agrees to act as such upon the express conditions contained in this Agreement. Notwithstanding any provision to the contrary elsewhere in this Agreement or any other Related Document, the Administrative Agent shall not have any duties or responsibilities (except those expressly set forth herein or in the other Related Documents) or any fiduciary relationship with any Class A Purchaser, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Related Document or otherwise exist against the Administrative Agent. The provisions of this Section
7.21 are solely for the benefit of the Administrative Agent and the Class A Purchasers, and none of Funding, Pier 1, the Transferor, the Servicer, any Certificateholder, the Trust or the Trustee or any of their respective Affiliates shall have any rights as a third party beneficiary of any of the provisions hereof. In performing its functions and duties under this Agreement, the Administrative Agent shall act solely as agent of the Class A Purchasers and does not assume and shall not be deemed to have assumed any obligation or relationship of agency or trust with Funding, Pier 1, the Transferor, the Servicer, any Certificateholder, the Trust or the Trustee or any of their respective Affiliates.

                  (b) The Administrative Agent may execute any of its duties under this Agreement or any other Related Document by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

                  (c) Neither the Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it or such person under or in connection with this Agreement or the other Related Documents (except in the case of the Administrative Agent for its own gross negligence or willful misconduct) or (ii) responsible in any manner to any Class A Purchaser for any recitals, statements, representations or warranties made by any of Funding, Pier 1, the

Transferor, the Servicer, the Trustee or the Trust or any of their respective officers contained in this Agreement or any of the Related Documents, any other document or in any certificate, report, prospectus, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement or any other document or for any failure of Funding, Pier 1, the Transferor, the Servicer, the Trustee or the Trust or any of their respective Affiliates or any of their respective officers to perform its obligations hereunder or thereunder. The Administrative Agent shall not be under any obligation to any Class A Purchaser to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or the other Related Documents, or to inspect the properties, books or records of Funding, Pier 1, the Transferor, the Servicer, the Trustee or the Trust. The Administrative Agent shall not be responsible to any Class A Purchaser for the effectiveness, genuineness, validity, enforceability, collectibility or sufficiency of this Agreement or any other Related Document or for any representations, warranties, recitals or statements made herein or therein or made in any written or oral statement or in any financial or other statements, instruments, reports, certificates or any other documents in connection herewith or therewith furnished or made by the Administrative Agent to any Class A Purchaser or by or on behalf of Funding, Pier 1, the Transferor, the Servicer, the Trustee or the Trust to the Administrative Agent or any Class A Purchaser or be required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained herein or therein.

                  (d) The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper person or persons and upon advice and statements of legal counsel (including counsel to Funding, Pier 1, the Transferor, the Servicer, the Trustee or the Trust), independent accountants and other experts selected by the Administrative Agent, Funding, Pier 1, the Transferor, the Servicer, the Trustee or the Trust. The Administrative Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Related Document, unless it shall first receive such advice or concurrence of such of the Class A Purchasers as it deems appropriate or it shall first be indemnified to its satisfaction by the Class A Purchasers against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Related Documents in accordance with a request of the Majority Investors, and such request and any action taken or failure to act pursuant thereto shall be binding upon all Class A Purchasers.

                  (e) The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Trust Pay Out Event, Series 2001-1 Pay Out Event or Servicer Default or comparable event (however named), unless the Administrative Agent has received notice from a Class A Purchaser, Funding, Pier 1, the Transferor, the Servicer, the Trustee or the Trust referring to this Agreement, describing such event and stating that such notice is furnished pursuant to subsection 7.21(e) of this Agreement. In the event that the Administrative Agent receives such a notice, the Administrative Agent shall give prompt notice thereof to each Class A Purchaser.

                  (f) Each Class A Purchaser expressly acknowledges that neither the Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates have made any representations or warranties to it and that no act by the Administrative Agent hereinafter taken, including any review of the affairs of any of Funding, Pier 1, the Transferor, the Servicer, the Trust or the Trustee shall be deemed to constitute any representation or warranty by the Administrative Agent to any Class A Purchaser. Each Class A Purchaser represents to the Administrative Agent that it has, independently and without reliance upon the Administrative Agent or any other Class A Purchaser, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the Receivables and the business, assets, operations, property, financial and other conditions, prospects and creditworthiness of each of Funding, Pier 1, the Transferor, the Servicer, the Trust or the Trustee and made its own decision to enter into this Agreement and its Assignment Agreement. Each Class A Purchaser also represents that it will, independently and without reliance upon the Administrative Agent or any other Class A Purchaser and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement, and to make such investigation as it deems necessary to inform itself as to the Receivables and the business, assets, operations, property, financial and other conditions, prospects and creditworthiness of each of Funding, Pier 1, the Transferor, the Servicer, the Trust or the Trustee. The Administrative Agent shall not have any duty or responsibility to provide any Class A Purchaser with any credit or other information concerning the Receivables and the business, operations, assets, property, financial and other conditions, prospects or creditworthiness of any of Funding, Pier 1, the Transferor, the Servicer, the Trust or the Trustee which may come into the possession of the Administrative Agent or any of its officers, directors, employees, agents, attorneys-in-fact or affiliates.

                  (g) The Committed Investors agree (which agreement shall survive the termination of this Agreement) to indemnify the Administrative Agent ratably according to their respective Commitments) from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, reasonable expenses (including reasonable fees and expenses of legal counsel and other experts) or disbursements of any kind whatsoever which may at any time (including at any time following the termination of this Agreement) be imposed on, incurred by or asserted against the Administrative Agent in its capacity as such (or as Class A Certificateholder) in any way relating to or arising out of this Agreement or any other Related Document, or any documents contemplated by or referred to herein or the transactions contemplated hereby or any action taken or omitted to be taken by the Administrative Agent under or in connection with any of the foregoing, but only to the extent that any of the foregoing is not paid by Funding, Pier 1, the Transferor, the Servicer, the Trust or the Trustee; provided that no Class A Purchaser shall be liable to the Administrative Agent for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from the Agent's gross negligence or willful misconduct. If any indemnity furnished to the Administrative Agent for any purpose shall, in the opinion of the Administrative Agent, be insufficient or become impaired, the Administrative Agent may call for additional indemnity and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished. The agreements in this paragraph shall survive the termination of this Agreement.

                  (h) The Administrative Agent and its affiliates may make loans to, accept deposits from and generally engage in any kind of business with Funding, Pier 1, the Transferor, the Servicer, the Trust or the Trustee as though the Administrative Agent were not the Administrative Agent hereunder. Each Class A Purchaser acknowledges that MGT acts (i) as administrator and agent for DFC and in such capacity acts and may continue to act on behalf of DFC in connection with DFC's business, (ii) as the agent for the Support Parties under the liquidity and credit enhancement agreements relating to this Agreement to which DFC is party and in various other capacities relating to the business of DFC under various agreements and (iii) as agent under the Loan Agreement. MGT in its capacity as the Administrative Agent shall not, by virtue of its acting in any such other capacities be deemed to have duties or responsibilities hereunder or be held to a standard of care in connection with the performance of its duties as the Administrative Agent other than as expressly provided in this Agreement. MGT may act as the Administrative Agent without regard to and without additional duties or liabilities arising from its role as such administrator or agent or arising from its acting in any such other capacity.

                  (i) All amounts received by the Administrative Agent for account of the Class A Purchasers shall be distributed by the Administrative Agent in like funds as received as follows: if such amounts were received (i) in respect of Class A Monthly Interest and Fees or other interest in respect of amounts owing to Class A Purchasers, to each Class A Purchaser ratably on the basis of the amount of all such Class A Monthly Interest and Fees or other interest owing to each such Class A Purchaser; (ii) in repayment of the Class A Investor Principal Balance, to each Class A Purchaser ratably on the basis of the unpaid principal amount of the Class A Investor Principal Balance owing to each such Class A Purchaser, except as otherwise provided in subsection 2.02(a); and (iii) in respect of other amounts payable to Class A Purchasers hereunder, to each Class A Purchaser which shall have notified the Administrative Agent in writing of such an amount owed to it hereunder ratably on the basis of such amounts owed to all notifying Class A Purchasers, or in each case in such other portions as each Class A Purchaser shall have agreed upon in an Assignment Agreement.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.


                                  PIER 1 FUNDING, L.L.C., as the Transferor


                                  By:  /s/ J. RODNEY LAWRENCE
                                     ---------------------------------------
                                     J. Rodney Lawrence,
                                     Senior Vice President


                                  PIER 1 IMPORTS (U.S.), INC., as the Servicer


                                  By:  /s/ J. RODNEY LAWRENCE
                                     ---------------------------------------
                                     J. Rodney Lawrence,
                                     Senior Vice President


                                  MORGAN GUARANTY TRUST COMPANY
                                  OF NEW YORK, as Administrative Agent


                                  By:  /s/ DENNIS J. KNITOWSKI
                                     ---------------------------------------
                                     Dennis J. Knitowski
                                     Vice President

                                   CLASS A PURCHASERS

Type of Investor:                  DELAWARE FUNDING CORPORATION
       Structured
Maximum Purchase Amount:           By: Morgan Guaranty Trust Company of
       $100,000,000                    New York, its attorney-in-fact


                                   By: /s/ DENNIS J. KNITOWSKI
                                      --------------------------------
                                      Dennis J. Knitowski
                                      Vice President

                                   Notice Address:
                                   c/o Morgan Guaranty Trust Company of New York
                                      Administrative Agent
                                   500 Stanton Christiana Road
                                   Newark, Delaware  19713-2107
                                   Tel: (302) 634-5485
                                   Fax: (302) 634-5490

                                   Investing Office:
                                   500 Stanton Christiana Road
                                   Newark, Delaware 19713-2107

Type of Investor:                  MORGAN GUARANTY TRUST COMPANY
      Committed                    OF NEW YORK
Commitment:
      $100,000,000
                                   By: /s/ DENNIS J. KNITOWSKI
                                      ------------------------------------
                                      Dennis J. Knitowski
                                      Vice President

                                   Notice Address:
                                   500 Stanton Christiana Road
                                   Newark, Delaware 19713-2107
                                   Tel: (302) 634-5485
                                   Fax: (302) 634-5490

                                   Investing Office:
                                   500 Stanton Christiana Road
                                   Newark, Delaware 19713-2107

                                                                    ATTACHMENT 1
                                                   TO CLASS A PURCHASE AGREEMENT

                   FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT
                                 (Series 2001-1)


                  ASSIGNMENT AND ASSUMPTION AGREEMENT, dated as of the date set forth in Item 1 of Schedule I hereto, among the Transferor Class A Purchaser set forth in Item 2 of Schedule I hereto (the "Transferor Class A Purchaser"), the Purchasing Class A Purchaser set forth in Item 3 of Schedule I hereto (the "Purchasing Class A Purchaser"), the Class A Purchasers parties thereto and Morgan Guaranty Trust Company of New York, as agent for the Class A Purchasers under, and as defined in, the Certificate Purchase Agreement described below (in such capacity, the "Administrative Agent").

                                   WITNESSETH:

                  WHEREAS, this Agreement is being executed and delivered in accordance with Section 7.09(c) of the Certificate Purchase Agreement, dated as of September 4, 2000, among PIER 1 FUNDING, L.L.C., as seller (the "Transferor"), PIER 1 IMPORTS (U.S.), Inc., as servicer (the "Servicer"), the CLASS A PURCHASERS parties thereto and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as agent (the "Administrative Agent") (as from time to time amended, supplemented or otherwise modified in accordance with the terms thereof, the "Class A Purchase Agreement"; unless otherwise defined herein, terms defined in the Class A Purchase Agreement are used herein as therein defined);

                  WHEREAS, the Purchasing Class A Purchaser (if it is not already a Class A Purchaser party to the Class A Purchase Agreement) wishes to become a Class A Purchaser party to the Class A Purchase Agreement and the Purchasing Class A Purchaser wishes to acquire and assume from the Transferor Class A Purchaser, certain of the rights, obligations and commitments under the Class A Purchase Agreement; and

                  WHEREAS, the Transferor Class A Purchaser wishes to sell and assign to the Purchasing Class A Purchaser, certain of its rights, obligations and commitments under the Class A Purchase Agreement.

                  NOW, THEREFORE, the parties hereto hereby agree as follows:

                  (a) Upon receipt by the Administrative Agent of five counterparts of this Agreement, to each of which is attached a fully completed
Schedule I and Schedule II, each of which has been executed by the Transferor Class A Purchaser, the Purchasing Class A Purchaser and the Administrative Agent, the Administrative Agent will transmit to the Servicer, the Transferor, the Trustee, the Transferor Class A Purchaser and the Purchasing Class A Purchaser a Transfer Effective Notice, substantially in the form of Schedule III to this Agreement (a "Transfer Effective Notice"). Such Transfer Effective Notice shall be executed by the Administrative Agent and the Trustee and shall set forth, inter alia, the date on which the transfer effected by this Agreement shall become effective (the "Transfer Effective Date"). Subject to the prior written consent, if applicable, of the Transferor and the Servicer to such transfer in the form of Schedule IV to this Agreement, from and after the Transfer Effective Date the Purchasing Class A Purchaser shall be a Class A Purchaser party to the Class A Purchase Agreement for all purposes thereof.

                  (b) Effective as of 9:00 a.m., New York City time on the Transfer Effective Date, the Transferor Class A Purchaser hereby irrevocably sells, assigns and transfers to the Purchasing Class A Purchaser, without recourse, representation or warranty, and the Purchasing Class A Purchaser hereby irrevocably purchases, takes and assumes from the Transferor Class A Purchaser,

                  (i) if the Purchasing Class A Purchaser is a Structured Investor, the entire Maximum Purchase Amount of the Transferor Class A Purchaser and, subject to the payment of the Purchase Price therefor, the entire outstanding Class A Invested Amount of the Transferor Class A Purchaser and all other amounts owing to the Transferor Class A Purchaser under the Class A Purchase Agreement,

                  (ii) if the Purchasing Class A Purchaser is a Committed Investor and the Transferor Class A Purchaser is a Structured Investor, subject to the payment of the Purchase Price therefor, the portion set forth on Schedule II hereto being purchased by such Purchasing Class A Purchaser of the presently outstanding Class A Invested Amount of the Transferor Class A Purchaser and all other amounts owing to the Transferor Class A Purchaser under the Class A Purchase Agreement, or

                  (iii) if the Purchasing Class A Purchaser and the Transferor Class A Purchaser are each Committed Investors, the portion set forth on Schedule II hereto being purchased by such Purchasing Class A Purchaser of the Commitment and of the presently outstanding Class A Invested Amount of the Transferor Class A Purchaser and all other amounts owing to the Transferor Class A Purchaser under the Class A Purchase Agreement, or in the case of in the case of a Purchasing Class A Purchaser which is a Committed Investor and a Transferor Class A Purchaser which is a Structured Investor;

in each case together with all instruments, documents and collateral security pertaining thereto. In the case of clause (ii) or (iii) above, the portion of the Commitment and of the presently outstanding Class A Invested Amount of the Transferor Class A Purchaser, as applicable, being purchased is referred to herein as the Purchasing Class A Purchaser's "Purchase Percentage"). The purchase hereunder of any portion of the presently outstanding Class A Invested Amount of the Transferor Class A Purchaser and any other amounts owing to the Transferor Class A Purchaser under the Class A Purchase Agreement, is subject to the condition that, at or before 12:00 Noon, local time of the Transferor Class A Purchaser, on the Transfer Effective Date, the Purchasing Class A Purchaser shall pay to the Transferor Class A Purchaser, and the Transferor Class A Purchaser shall receive, in immediately available funds, an amount equal to the purchase price therefor, as agreed between the Transferor Class A Purchaser and such Purchasing Class A Purchaser (the "Purchase Price"); provided that the failure to pay such Purchase Price shall not affect the assumption hereunder of the Commitment (or portion thereof) or Maximum Purchase Amount, as applicable, of the Transferor Class A Purchaser. This Agreement is intended by the parties hereto to effect a purchase by the Purchasing Class A Purchaser and sale by the Transferor Class A Purchaser of interests in the Class A Invested Amount, the Commitment and the Maximum Purchase Amount, as applicable, and it is not to be construed as a loan or a commitment to make a loan by the Purchasing Class A Purchaser to the Transferor Class A Purchaser. The Transferor Class A Purchaser hereby confirms that the amount of the Class A Invested Amount is $____ as of ______, ____ and its share thereof is $____ as of such date.

                  (c) The Transferor Class A Purchaser has made arrangements with the Purchasing Class A Purchaser with respect to (i) the portion, if any, to be paid, and the date or dates for payment, by the Transferor Class A Purchaser to the Purchasing Class A Purchaser of any fees heretofore received by the Transferor Class A Purchaser pursuant to the Class A Purchase Agreement prior to the Transfer Effective Date and (ii) the portion, if any, to be paid, and the date or dates for payment, by the Purchasing Class A Purchaser to the Transferor Class A Purchaser of fees or interest received by the Purchasing Class A Purchaser pursuant to the Class A Purchase Agreement from and after the Transfer Effective Date.

                  (d) (i) All principal payments that would otherwise be payable from and after the Transfer Effective Date to or for the account of the Transferor Class A Purchaser pursuant to the Class A Purchase Agreement shall, instead, be payable to or for the account of the Transferor Class A Purchaser and the Purchasing Class A Purchaser, as the case may be, in accordance with their respective interests as reflected in this Agreement.

                  (ii) All interest, fees and other amounts that would otherwise accrue for the account of the Transferor Class A Purchaser from and after the Transfer Effective Date pursuant to the Class A Purchase Agreement shall, instead, accrue for the account of, and be payable to or for the account of, the Transferor Class A Purchaser and the Purchasing Class A Purchaser, as the case may be, in accordance with their respective interests as reflected in this Agreement. In the event that any amount of interest, fees or other amounts accruing prior to the Transfer Effective Date was included in the Purchase Price paid by the Purchasing Class A Purchaser, the Transferor Class A Purchaser and the Purchasing Class A Purchaser will make appropriate arrangements for payment by the Transferor Class A Purchaser to the Purchasing Class A Purchaser of such amount upon receipt thereof from the Administrative Agent.

                  (e) Concurrently with the execution and delivery hereof, (i) the Purchasing Class A Purchaser will deliver to the Transferor and the Trustee an executed Investment Letter in the form of Attachment 3 to the Class A Purchase Agreement and, (ii) if the Purchasing Class A Purchaser has not heretofore done so, the Purchasing Class A Purchaser will deliver to the Transferor and the Trustee an executed Confidentiality Agreement in the form of Attachment 2 to the Class A Purchase Agreement.

                  (f) Each of the parties to this Agreement agrees and acknowledges that (i) at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Agreement, (ii) the Administrative Agent shall apply each payment made to it under the Class A Purchase Agreement, whether in its individual capacity or as Administrative Agent, in accordance with the provisions of the Class A Purchase Agreement, as appropriate, (iii) for any period during which interest on the Class A Invested Amount is accruing at the Risk Rate, the Administrative Agent shall notify the

Purchasing Class A Purchaser of any change therein and (iv) the Class A Utilization Fee and the Class A Facility Fee payable to the Purchasing Class A Purchaser shall be set forth in a letter dated as of the date hereof between the Purchasing Class A Purchaser and the Transferor Class A Purchaser (and, to the extent such letter is delivered to and accepted by the Administrative Agent, the Administrative Agent is hereby authorized to make distributions of Class A Utilization Fees and the Class A Facility Fees accordingly).

                  (g) By executing and delivering this Agreement, the Transferor Class A Purchaser and the Purchasing Class A Purchaser confirm to and agree with each other and the Administrative Agent and the Class A Purchasers as follows:
(i) other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned hereby free and clear of any adverse claim, the Transferor Class A Purchaser makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Class A Purchase Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Class A Purchase Agreement or any other instrument or document furnished pursuant thereto; (ii) the Transferor Class A Purchaser makes no representation or warranty and assumes no responsibility with respect to the Trust, the financial condition of the Servicer, the Transferor or the Trustee, or the performance or observance by the Servicer, the Transferor or the Trustee of any of their respective obligations under the Class A Purchase Agreement or the Pooling and Servicing Agreement or any other instrument or document furnished pursuant hereto; (iii) each Purchasing Class A Purchaser confirms that it has received a copy of such documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (iv) each Purchasing Class A Purchaser will, independently and without reliance upon the Administrative Agent, the Transferor Class A Purchaser or any other Class A Purchaser and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Class A Purchase Agreement; (v) each Purchasing Class A Purchaser appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Class A Purchase Agreement as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto, all in accordance with Section 7.21 of the Class A Purchase Agreement; and (vi) each Purchasing Class A Purchaser agrees (for the benefit of the Transferor Class A Purchaser, the Administrative Agent, the Class A Purchasers, the Trustee, the Servicer and the Transferor) that it will perform in accordance with their terms all of the obligations which by the terms of the Class A Purchase Agreement are required to be performed by it as a Class A Purchaser.

                  (h) Each party hereto represents and warrants to and agrees with the Administrative Agent that it is aware of and will comply with the provisions of Section 7.09(a) of the Class A Purchase Agreement and each Purchasing Class A Purchaser confirms that it satisfies the requirements of Sections 7.09(a) and clause (ii) of the proviso to the first sentence of 7.09(c) of the Class A Purchase Agreement and hereby makes with respect to itself the representations, warranties and covenants required to be made pursuant to subsection 7.09(a) of the Class A Purchase Agreement.

                  (i) The Purchasing Class A Purchaser agrees and acknowledges that, pursuant to subsection 7.09(c) of the Class A Purchase Agreement, unless the Purchasing Class A

Purchaser is a Consented Investor, the Trust shall be obligated to indemnify the Purchasing Class A Purchaser only for amounts payable under Sections 2.07 and 2.08, not in excess of such amounts which would have been owing thereunder had such assignment not occurred.

                  (j) Schedule II hereto sets forth the revised Class A Invested Amount of the Transferor Class A Purchaser and the Purchasing Class A Purchaser as well as administrative information with respect to the Purchasing Class A Purchaser.

                  (k) This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York


                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized officers on
Schedule I hereto as of the date set forth in Item 1 of Schedule I hereto.

                                                                   SCHEDULE I TO
                                                            ASSIGNMENT AGREEMENT

                          COMPLETION OF INFORMATION AND
                       SIGNATURES FOR ASSIGNMENT AGREEMENT

             Re Certificate Purchase Agreement, dated as of September 4, 2000, among Pier 1 Funding, L.L.C., as Transferor, Pier 1 Imports (U.S.), Inc., as Servicer, the Class A Purchasers parties thereto, and Morgan Guaranty Trust Company of New York, as Administrative Agent.


Item 1:      Date of Assignment Agreement:

Item 2:      Transferor Class A Purchaser:

Item 3:      Purchasing Class A Purchaser:

Item 4:      Signatures of Parties to Agreement:


                                               -------------------------------
                                               as Transferor Class A Purchaser


                                               By:
                                                  ----------------------------
                                                  Title:

                                               -------------------------------
                                               as Purchasing Class A Purchaser


                                               By:
                                                  ----------------------------
                                                  Title:

ACCEPTED BY:
MORGAN GUARANTY TRUST COMPANY
OF NEW YORK,
as Administrative Agent


By:
   ------------------------------
   Title:

                                                                  SCHEDULE II TO
                                                            ASSIGNMENT AGREEMENT

                LIST OF INVESTING OFFICES, ADDRESSES FOR NOTICES,
                     CLASS A INVESTED AMOUNT AND COMMITMENT


[Transferor Class A Purchaser]

A.  Type of Investor:                     [Structured/Committed]
B.  Commitment (not applicable to Structured Investor):
    Transferor Class A Purchaser Commitment                                 $_________
    Prior to Sale
    Commitment Sold:                                                        $_________
    Commitment Retained:                                                    $_________
C.  Maximum Purchase Amount (applicable only to Structured Investor):       $_________
D.  Class A Investor Principal Balance:
    Transferor Class A Purchaser                                            $_________
    Class A Investor Principal Balance Prior to Sale:
    Class A Investor Principal Balance Sold:                                $_________
    Class A Investor Principal Balance Retained:                            $_________
[Purchasing Class A Purchaser]
A.  Type of Investor:                     [Structured/Committed]
B.  Commitment (not applicable to Structured Investor):
    Transferee Class A Purchaser Commitment After Sale:                     $_________
C.  Maximum Purchase Amount (applicable only to Structured Investor):       $_________
D.  Class A Investor Principal Balance:
    Transferee Class A Investor                                             $_________
    Class A Investor Principal Balance After Sale:
Purchase Percentage
Address for Notices:
Investing Office:

                                                                 SCHEDULE III TO
                                                            ASSIGNMENT AGREEMENT

                                     Form of
                            Transfer Effective Notice

To:   Pier 1 Funding, L.L.C.,
      Pier 1 Imports (U.S.), Inc.
      The Bank of New York, as Trustee,
      Transferor Class A Purchaser
      Each Purchasing Class A Purchaser


                  The undersigned, as Administrative Agent under the Certificate Purchase Agreement, dated as of September 4, 2000, among Pier 1 Funding, L.L.C., as Transferor, Pier 1 Imports (U.S.), Inc., as Servicer, the Class A Purchasers parties thereto and Morgan Guaranty Trust Company of New York, as the Administrative Agent, acknowledges receipt of five executed counterparts of a completed Assignment and Assumption Agreement. [Note: attach copies of Schedules I and II from Agreement.] Terms defined in such Assignment and Assumption Agreement are used herein as therein defined.

                  1. Pursuant to such Assignment and Assumption Agreement, you are advised that the Transfer Effective Date will be ____________ , ____.

                  2. Pursuant to such Assignment and Assumption Agreement, each Purchasing Class A Purchaser is required to pay its Purchase Price to the Transferor Class A Purchaser at or before 12:00 Noon on the Transfer Effective Date in immediately available funds.

                                Very truly yours,

                                MORGAN GUARANTY TRUST COMPANY
                                OF NEW YORK, as Administrative Agent


                                By:
                                   ----------------------------------
                                   Title:

NOTICE OF ASSIGNMENT
ACKNOWLEDGED BY:

WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, as Trustee


By:
   ---------------------------------------
   Title:

                                                                  SCHEDULE IV TO
                                                            ASSIGNMENT AGREEMENT

                                     Form of
                       Consent of Transferor and Servicer


To:   Wells Fargo Bank Minnesota, National Association, as Trustee


                  The undersigned hereby consent to the transfer, as of the Transfer Effective Date, of a portion of the Class A Invested Amount in the amount of $____ by ____________ to ____________, pursuant to the Certificate Purchase Agreement, dated as of September 4, 2000, among Pier 1 Funding, L.L.C., as Transferor, Pier 1 Imports (U.S.), Inc., as Servicer, the Class A Purchasers parties thereto and Morgan Guaranty Trust Company of New York, as the Administrative Agent.


                                Very truly yours,

                                PIER 1 FUNDING, L.L.C.


                                By:
                                   -----------------------------
                                   Name:
                                   Title:

Dated:
      -------------------------------

cc:  Morgan Guaranty Trust Company
     of New York, as Administrative Agent
     Purchasing Class A Purchaser

                                                                    ATTACHMENT 2
                                                   TO CLASS A PURCHASE AGREEMENT

                        Form of Confidentiality Agreement

                                     [Date]

                            CONFIDENTIALITY AGREEMENT

[Insert Name and
Address of Prospective
Assignee or Participant]

                  Re: Certificate Purchase Agreement, dated as of September 4, 2000, among Pier 1 Funding, L.L.C., as Transferor, Pier 1 Imports (U.S.), Inc., as Servicer, the Class A Purchasers parties thereto, and Morgan Guaranty Trust Company of New York, as Administrative Agent for the Class A Purchasers

Dear _____________:


                  As a Class A Purchaser party to the above-referenced Certificate Purchase Agreement, dated as of September 4, 2000 (the "Class A Purchase Agreement"), among Pier 1 Funding, L.L.C., as Transferor (the "Transferor"), Pier 1 Imports (U.S.), Inc., as Servicer (the "Servicer"), the Class A Purchasers parties thereto, and Morgan Guaranty Trust Company of New York, as Administrative Agent, we have agreed with the Transferor pursuant to subsection 7.09(f) of the Class A Purchase Agreement to use reasonable precautions to keep confidential, except as otherwise provided herein and therein, all non-public information provided by the Transferor or the Servicer at the time the same is delivered to us pursuant to the Class A Purchase Agreement.

                  As provided in said subsection 7.09(f), we are permitted to provide you, as a prospective assignee Class A Purchaser or Participant, with certain of such non-public information subject to the execution and delivery by you, prior to receiving such non-public information, of a Confidentiality Agreement in this form. Such information will not be made available to you until your execution and return of this Confidentiality Agreement.

                  Accordingly, in consideration of the foregoing, you agree (on behalf of yourself and each of your affiliates, directors, officers, employees and representatives) that (A) such information will not be used by you except in connection with the proposed assignment or participation mentioned above and (B) you shall use reasonable precautions, in accordance with your customary procedures for handling confidential information and in accordance with safe and sound banking practices, to keep such information confidential, provided that nothing herein shall limit the disclosure of any such information (i) to the extent required by statute, rule, regulation or judicial process, (ii) to your counsel or to counsel for any of the Class A Purchasers or the Administrative Agent, (iii) to bank examiners, auditors or accountants, (iv) to the Administrative Agent or any other Class A Purchaser, (v) in connection with any litigation to which you or any one or more of the Class A Purchasers is a party; provided, further, that, unless specifically prohibited by applicable law or court order, you agree, prior to disclosure of any such non-public information, to notify the transferor of any request for disclosure of any such information, (x) by any governmental agency or representative thereof (other than any such request in connection with an examination of your financial condition by such governmental agency) or (y) pursuant to legal process.


                  Would you please indicate your agreement to the foregoing by signing at the place provided below the enclosed copy of this Confidentiality Agreement.

                                Very truly yours,

                                [Insert Name of Class A Purchaser]


                                By:
                                   -------------------------------

The foregoing is agreed to as of the
date of this letter

[Insert name of prospective
assignee or participant]


By:
   -------------------------------

                                                                    ATTACHMENT 3
                                                   TO CLASS A PURCHASE AGREEMENT

                            FORM OF INVESTMENT LETTER

                                     [Date]


                  Re   Pier 1 Imports Credit Card Master Trust
                       Purchases of Class A Invested Amount, Series 2001-1

Ladies and Gentlemen:


                  This letter (the "Investment Letter") is delivered by the undersigned (the "Purchaser") pursuant to Section 7.09(a) of the Certificate Purchase Agreement, dated as of September 4, 2000 (the "Class A Purchase Agreement"), among Pier 1 Funding, L.L.C., as Transferor, Pier 1 Imports (U.S.), Inc., as Servicer, the Class A Purchasers parties thereto and Morgan Guaranty Trust Company of New York, as the Administrative Agent. Capitalized terms used herein without definition shall have the meanings set forth in the Class A Purchase Agreement. The Purchaser represents to and agrees with the Transferor as follows:

                  (a) The Purchaser is authorized [to enter into the Class A Purchase Agreement and to perform its obligations thereunder and to consummate the transactions contemplated thereby] [to purchase a participation in the Class A Invested Amount].

                  (b) The Purchaser has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment in the Class A Invested Amount and is able to bear the economic risk of such investment. The Purchaser has, independently and without reliance upon the Administrative Agent or any other Class A Purchaser, and based on such documents and information as it has deemed appropriate, made is own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Trust, the Transferor and the Servicer and made its own decision to purchase its interest in the Class A Invested Amount, and will, independently and without reliance upon the Administrative Agent or any other Class A Purchaser, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis, appraisals and decisions in taking or not taking action under the Class A Purchase Agreement, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Trust, the Transferor and the Servicer.

                  (c) The Purchaser is an "accredited investor", as defined in Rule 501, promulgated by the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), or is a sophisticated institutional investor. The Purchaser understands that the offering and sale of the Class A Invested Amount has not been and will not be registered under the Securities Act and has not and will not be registered or qualified under any applicable "Blue Sky" law, and that the offering and sale of the Class A Invested Amount has not been reviewed by, passed on or submitted to any federal or state agency or commission, securities exchange or other regulatory body.

                  (d) The Purchaser is acquiring an interest in Class A Invested Amount without a view to any distribution, resale or other transfer thereof except, with respect to any Class A Invested Amount or any interest or participation therein, as contemplated in the following sentence. The Purchaser will not resell or otherwise transfer any interest or participation in the Class A Invested Amount, except in accordance with Section 7.09 of the Class A Purchase Agreement and (i) in a transaction exempt from the registration requirements of the Securities Act and applicable state securities or "Blue Sky" laws; (ii) to the Transferor or any affiliate of the Transferor; or (iii) to a person who the Purchaser reasonably believes is a qualified institutional buyer (within the meaning thereof in Rule 144A under the Securities Act) that is aware that the resale or other transfer is being made in reliance upon Rule 144A. In connection therewith, the Purchaser hereby agrees that it will not resell or otherwise transfer the Class A Invested Amount or any interest therein unless the purchaser thereof provides to the addressee hereof a letter substantially in the form hereof.

                  (e) This Investment Letter has been duly executed and delivered and constitutes the legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles affecting the enforcement of creditors' rights generally and general principles of equity.

                                Very truly yours,

                                [NAME OF PURCHASER]


                                By:
                                   ---------------------------------
                                   Name:
                                   Title:

AGREED TO AS OF THE DATE
FIRST ABOVE WRITTEN:

PIER 1 FUNDING, L.L.C.


By:
   -------------------------
   Name:
   Title:

                                                                    ATTACHMENT 4
                                                   TO CLASS A PURCHASE AGREEMENT

                             FORM OF INCREASE NOTICE

                                     [date]

To: Morgan Guaranty Trust Company of New York, as Administrative Agent under the
     Certificate Purchase Agreement referred to below
     500 Stanton Christiana Road
     Newark, Delaware 19713-2107

                  Re: Purchase of Additional Class A Invested Amount under the Certificate Purchase Agreement, dated as of September 4, 2000, among Pier 1 Funding, L.L.C., as Transferor, Pier 1 Imports (U.S.), Inc., as Servicer, the Class A Purchasers parties thereto, and Morgan Guaranty Trust Company of New York, as Administrative Agent

Ladies and Gentlemen:


                  The undersigned, Pier 1 Funding, L.L.C., as Transferor (as such term is defined in the Certificate Purchase Agreement referenced above, the "Class A Purchase Agreement"; terms used herein but not defined herein shall have the respective meanings given thereto in the Class A Purchase Agreement), pursuant to the terms of the Class A Purchase Agreement, hereby notifies you as follows:

                  1. This Increase Notice is being delivered pursuant to subsection 2.01(c) of the Class A Purchase Agreement with respect to a purchase of Additional Class A Invested Amount thereunder and under the Supplement referred to therein.

                  2. The Purchase Date for the purchase of such Additional Class A Invested Amount is __________________.

                  3. The purchase of such Additional Class A Invested Amount is part of a purchase with a Collateral Interest Increase on such Purchase Date as follows:


               Class                                     Amount

               Additional Class A Invested Amount        $______________
               Additional Class B Invested Amount        $______________

                  4. The Additional Class A Invested Amount which is requested from the Class A Purchasers on such Purchase Date is $______.

                  5. In the event that the Structured Investor does not purchase the entire Additional Class A Invested Amount, the portions thereof to the funded by the Committed Investors are as follows:

                  Name of Committed Investor          Percentage

In each case, the portion so allocated to each Committed Investor does not exceed (i) the excess of its Adjusted Commitment over the aggregate amount of the Class A Investor Principal Balance owed to such Committed Investor prior to such purchase, or (ii) except as such Committed Investor and the Structured Investor have otherwise consented in writing, such Committed Investor's Purchaser Percentage of the Additional Class A Invested Amount.

                  6. The Transferor hereby certifies that (a) on the date hereof and after giving effect to the purchases on the Purchase Date of the Additional Class A Invested Amount to be purchased on such date and the related Additional Class B Invested Amount, all representations and warranties of the Transferor, the Trustee and the Servicer contained in the Class A Purchase Agreement or in the Pooling and Servicing Agreement or the Supplement or otherwise made in writing pursuant to any of the provisions thereof are true and correct in all material respects with the same force and effect as though such representations and warranties had been made on and as of the date hereof (unless such representations and warranties specifically relate to an earlier date), and (b) in the reasonable belief of the Transferor, the purchases of the Additional Class A Invested Amount to be purchased on such Purchase Date and the related Additional Class B Invested Amount will not cause a Trust Pay Out Event or Series 2001-1 Pay Out Event or an event that, after the giving of notice or the lapse of time, would constitute a Trust Pay Out Event or Series 2001-1 Pay Out Event to occur. The Transferor undertakes to deliver on the Purchase Date the Officer's Certificate required pursuant to Section 4A.0 of the Class A Purchase Agreement.

                  7. The proceeds of the funding requested herein are to be sent by wire transfer to the account identified in Annex I hereto.

                                Very truly yours,

                                PIER 1 FUNDING, L.L.C.


                                By:
                                   ------------------------------
                                   Name:
                                   Title:

                                                                         ANNEX I
                                                              TO INCREASE NOTICE

                           Wire Transfer Instructions